                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                   of the Securities and Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

         [X]    Preliminary Proxy Statement
         [ ]    Confidential, for Use of the Commission Only (as permitted by
                Rule 14a-6(e)(2))
         [ ]    Definitive Proxy Statement
         [ ]    Definitive Additional Materials
         [ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
                240.14a-12



                               SVI HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

         [X] No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
             0-11.

         1)  Title of each class of securities to which transaction applies:

             --------------------------------------------------------------

         2)  Aggregate number of securities to which transaction applies:

             --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ---------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction: ___________________
         5) Total fee paid: ____________________________________________________

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
                                     -------------------------------------------

         2)  Form, Schedule or Registration Statement Number:
                                                             -------------------

         3)  Filing party:
                           -----------------------------------------------------

         4)  Date filed:
                         -------------------------------------------------------

                                September 1, 2000


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders on Thursday, September 21, 2000 at 9 a.m., Pacific Daylight Time. The meeting will be held at 12707 High Bluff Drive, Suite 335, San Diego, California 92130.

         The matters to be voted upon at the meeting will be:

         o        The election of directors;

         o The approval of a plan of merger by which the Company will change its state of incorporation from Nevada to Delaware;

         o        A change in the corporate name to "SVI Solutions, Inc.";

         o An increase in the number of shares of common stock authorized from 50,000,000 to 100,000,000;

         o A reduction of the required quorum at meetings of stockholders from a majority of the outstanding shares to one-third of the outstanding shares;

         o        Amendments to the 1998 Incentive Stock Plan ("1998 Plan") to:
                  (i) increase the aggregate number of shares of common stock authorized for issuance under the 1998 Plan to 4,000,000 shares; (ii) authorize an automatic annual increase in the shares reserved for issuance under the 1998 Plan by an amount equal to the lesser of 2% of the total number of shares outstanding on the last trading day of the fiscal year or 600,000 shares (or a lesser amount as determined by the Board); and (iii) prohibit the granting of stock awards under the 1998 Plan to any one participant in excess of 500,000 shares in any calendar year.

         o Ratification of the Company's continued engagement of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2001.

         Please complete and sign the enclosed proxy card and return it promptly. This will ensure that your shares are represented at the meeting even if you cannot attend. Returning your proxy card to us will not prevent you from voting in person at the meeting if you are present and wish to do so.

         Thank you for your cooperation in returning your proxy card as promptly as possible. We hope to see many of you at our meeting in San Diego.

                                               Very truly yours,

                                               Barry M. Schechter
                                               Chairman of the Board

                               SVI HOLDINGS, INC.
                        12707 High Bluff Drive, Suite 335
                               San Diego, CA 92130
                                 (858) 481-4404
                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

                        TO BE HELD ON SEPTEMBER 21, 2000

                                   ----------


TO ALL STOCKHOLDERS:

         An annual meeting of the stockholders of SVI Holdings, Inc. (the "Company") will be held on September 21, 2000 at 9 a.m., Pacific Daylight Time. The meeting will be held at 12707 High Bluff Drive, Suite 335, San Diego, California 92130. The following items will be on the agenda:

         1. The election of eight directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

         2. The approval of a plan of merger by which the Company will change its state of incorporation from Nevada to Delaware;

         3. The approval of a change of the corporate name to "SVI Solutions, Inc."

         4. The approval of an increase in the authorized common stock from 50,000,000 shares to 100,000,000 shares;

         5. The approval of a change in the Articles of Incorporation and the Bylaws reducing the required quorum at meetings of stockholders from a majority of the outstanding shares to one-third of the outstanding shares;

         6.       Amendments to the 1998 Incentive Stock Plan ("1998 Plan") to:
                  (i) increase the aggregate number of shares of common stock authorized for issuance under the 1998 Plan to 4,000,000 shares; (ii) authorize an automatic annual increase in the shares reserved for issuance under the 1998 Plan by an amount equal to the lesser of 2% of the total number of shares outstanding on the last trading day of the fiscal year or 600,000 shares (or a lesser amount as determined by the Board); and (iii) prohibit the granting of stock awards under the 1998 Plan to any one participant in excess of 500,000 shares in any calendar year.

         7. The ratification of the Company's continued engagement of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2001; and

         8. The transaction of any other business which may properly come before the meeting.

         Only stockholders of record at the close of business on August 18, 2000 will be entitled to vote at this meeting.

         Please execute and return the accompanying proxy card as soon as possible. Any Stockholder who signs and returns the accompanying proxy may revoke it at any time before it is exercised.

                                        By Order of the Board of Directors


                                        DAVID L. REESE
                                        Secretary

San Diego, California
September 1, 2000

                               SVI HOLDINGS, INC.
                        12707 High Bluff Drive, Suite 335
                               San Diego, CA 92130
                                 (858) 481-4404

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 21, 2000

                                   ----------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

                                   ----------

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of SVI Holdings, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on September 21, 2000, at 9 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 12707 High Bluff Drive, Suite 335, San Diego, California 92130. The Company intends to mail this proxy statement and accompanying proxy card on or about September 1, 2000, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

         The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

         Only holders of record of common stock at the close of business on August 18, 2000 will be entitled to notice of and to vote at the Annual Meeting. As of July 31, 2000 the Company had outstanding and entitled to vote 33,897,884 shares of common stock.

         Each holder of record of common stock on August 18, 2000 will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. If the proxy is signed and returned without any direction given, shares will be voted in accordance with the Board of Directors' recommendations. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Except for Proposals 2, 3, 4 and 5, broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. With respect to Proposals 2, 3, 4 and 5, abstentions and broker non-votes will have the same effect as negative votes.

REVOCABILITY OF PROXIES

         Any stockholder granting a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. A proxy may be revoked by filing with the Company's Secretary at the Company's principal executive office, 12707 High Bluff Drive, Suite 335, San Diego, California 92130, a written revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

         If a proxy is provided but no instructions are given, the proxy will be voted FOR Proposal 1 relating to management's slate of directors, FOR Proposals 2 through 5 relating to the Company's reincorporation in Delaware from Nevada, FOR Proposal 6 relating to the amendments to the 1998 Plan, and FOR Proposal 7 relating to ratification of the Company's continued engagement of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2001.

STOCKHOLDER PROPOSALS

         Stockholder proposals for inclusion in the Company's proxy statement and form of proxy for the Company's 2001 Annual Meeting pursuant to Rule 14a-8 of the Securities and Exchange Commission must be received at the Company's principal executive office, 12707 High Bluff Drive, Suite 335, San Diego, California 92130, by May 4, 2001. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must do so no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting. Stockholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         There are eight nominees for the eight Board of Director positions presently authorized by the Company's Bylaws. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company.

         Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

                        THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

         The names of the nominees and certain information about them are set forth below:

      NAME                     AGE          POSITION

Barry M. Schechter              46          Chairman , Chief Executive Officer
                                            and Director

David L. Reese                  55          Chief Financial Officer, Secretary
                                            and Director

Arthur S. Klitofsky             46          Vice President and Director
Donald S. Radcliffe             55          Director
Ivan M. Epstein                 39          Director
Gerald Rubenstein               66          Director
Ian Bonner                      45          Director
Steven Cohen                    38          Director

         Barry M. Schechter has been Chairman of the Board and Chief Executive Officer of the Company from February 1994 to the present. He has been Chief Executive Officer of the Company's predecessor and wholly-owned subsidiary, Sabica Ventures, Inc., since its inception in February 1990. He also serves as Chairman of the Board of each of the Company's other subsidiaries. Mr. Schechter is a director of Softline Limited ("Softline"), which beneficially owns 56.2% of the outstanding common stock of the Company, and which is listed on the Johannesburg Stock Exchange. Mr. Schechter is also a director of Integrity Software, Inc., for which the Company has an indirect equity interest (see "Certain Relationships and Related Transactions").

         David L. Reese became a director of the Company in July 1998. He joined the Company in November 1997 and became Chief Financial Officer and Secretary in February 1998. Prior to joining the Company, Mr. Reese served as Chief Financial Officer for Pygmalion Asset Management Company from 1993 to 1997. Mr. Reese has served in various financial and accounting capacities for a number of public companies over the past twenty years. Mr. Reese received a B.S. and an M.S. from the University of Southern California. He is a certified public accountant.

         Arthur Klitofsky has been Vice President and a director of the Company from February 1994 to the present. He has been President of the Company's SVI Training Products, Inc. subsidiary since 1991. From 1985 to 1991, he was Managing Director of Punch Line Columbia Training Ltd., which became the largest computer education company in South Africa. Mr. Klitofsky has a Bachelor of Science Degree in Electrical Engineering from the University of Witwatersrand, Johannesburg, South Africa and a Bachelor in Accounting Science Degree from the University of South Africa.

         Donald S. Radcliffe became a director of the Company in May 1998. He has been President of Radcliffe & Associates since 1990. Radcliffe & Associates provides financial consulting services to public companies, and currently provides financial advisory and public relations services to the Company. Since 1984 he has also been Executive Vice President and Chief Operating and Financial Officer of World-Wide Business Centres, which is a privately held operator of shared office space facilities. Mr. Radcliffe is a director of Complete Wellness Centers, Inc. and Integrity Software, Inc. The Company has an indirect equity interest in Integrity Software, Inc. (see "Certain Relationships and Related Transactions"). Mr. Radcliffe received a B.S. from Lehigh University and an M.B.A. from Dartmouth College. He is a certified public accountant.

         Ivan M. Epstein became a director of the Company in May 1998. He is the Chief Executive Officer and a director of Softline, which he co-founded in 1988. Softline is listed in the Information Technology sector of the Johannesburg Stock Exchange and is one of the largest accounting software vendors in the world. Softline operates in 37 countries with products available in eight languages, and targets mainly small to medium size enterprises. Softline beneficially owns 56.2% of the outstanding common stock of the Company. Mr. Epstein is also a director of Integrity Software, Inc., for which the Company has an indirect equity interest (see "Certain Relationships and Related Transactions").

         Gerald Rubenstein became a director of the Company in May 1998. He is an attorney in South Africa and is currently a consultant to the law firm of Fluxman Rabinowitz-Raphaely Weiner. He specializes in corporate finance and mergers and acquisitions. He is also the chairman of Protea Furnishers Limited and Vestacor Limited. He currently serves as a director of seven public companies in South Africa, including Softline, which beneficially owns 56.2% of the outstanding common stock of the Company.

         Ian Bonner became a director of the Company in May 1998. Since 1993 he has held various positions with IBM Corporation, and he currently serves as Vice President of Partner Marketing and Programs for the IBM/Lotus/Tivoli Software Group. His responsibilities include the development and implementation of marketing campaigns and programs designed to serve the business partners of IBM, Lotus and Tivoli, including major accounts, independent software vendors and global systems integrators. He also oversees the IBM BESTeam and the Lotus Business Partner programs which are designed to provide enhanced opportunities, including education, marketing and training support, to qualified providers of IBM's and Lotus's portfolio of network solutions. Mr. Bonner received a Bachelor of Commerce from the University of the Witwatersrand in 1976 and a graduate degree in Marketing Management and Market Research and Advertising from the University of South Africa in 1978.

         Steven Cohen became a director of the Company in June 2000. He is the Chief Operating Officer and a director of Softline, which he joined in 1989 as financial director. Mr. Cohen played a key role in the development of Softline's "Brilliant Accounting" software package, and he was an active participant in the growth of Softline to its current position as one of the largest international providers of midrange accounting software. Softline beneficially owns 56.2% of the outstanding common stock of the Company.

         There are no family relationships among the directors. There are no arrangements or understandings between any director and any other person pursuant to which that director was or is to be elected.

COMMITTEES AND MEETINGS

         During fiscal year 2000, the Board of Directors met seven times and acted by unanimous written consent one time. No director attended less than 75% of the total of Board and committee meetings held during the director's tenure on the Board and its committees. The Board of Directors has a Compensation Committee and an Audit Committee.

         The Board of Directors formed a Compensation Committee in April 1998. The Compensation Committee's primary function is to establish the Company's compensation policies and recommend to the Board the compensation arrangements for senior management and directors. Beginning April 1, 2000, the Compensation Committee will recommend the adoption of compensation plans in which officers and directors are eligible to participate and the granting of stock options or other benefits to executive officers. The Board of Directors as a whole previously approved all grants of stock options under the Company's stock option plans. Current members of the Compensation Committee are Ian Bonner and Gerald Rubenstein. The Compensation Committee met two times during the fiscal year.

         The Board of Directors also formed an Audit Committee in April 1998. The purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities for financial reporting by the Company. The Audit Committee recommends the engagement and discharge of independent auditors, reviews with independent auditors the audit plan and the results of the audit, reviews the independence of the independent auditors, reviews internal accounting procedures and discharges such other duties as may from time to time be assigned to it by the Board of Directors. Current members of the Audit Committee are Ian Bonner and Donald S. Radcliffe. The Audit Committee met two times during the fiscal year.

DIRECTOR COMPENSATION

         No direct or indirect remuneration has been paid or is payable by the Company to the directors in their capacity as directors during the fiscal year ended March 31, 2000. The Company does not anticipate paying during the fiscal year ending March 31, 2001 any direct or indirect remuneration to any directors of the Company in their capacity as directors other than reimbursement of expenses for attending directors' or committee meetings and discretionary stock option grants under the 1998 Plan. During the fiscal year ended March 31, 2000, Ivan Epstein received an option to purchase 100,000 shares of the common stock of the Company at an exercise price of $7.75. The option expires on October 20, 2009 and is fully vested.

                              PROPOSALS 2 THROUGH 5
                         REINCORPORATION IN DELAWARE AND
                   RELATED CHANGES TO ORGANIZATIONAL DOCUMENTS

         The following discussion summarizes certain aspects of the proposed reincorporation in Delaware (the "Reincorporation") and changes to the Company's organizational documents occurring simultaneously with the Reincorporation. It is a summary only and is subject to:

         o        the Nevada Revised Statutes ("Nevada Law");

         o        the General Corporation Law of the State of Delaware
                  ("Delaware Law");

         o the Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Exhibit A;

         o the current Articles of Incorporation of the Company (the "Nevada Charter");

         o the Restated Certificate of Incorporation of SVI Solutions, Inc. (the "Delaware Charter"), a copy of which is attached as Exhibit B;

         o the current Amended and Restated Bylaws of the Company (the "Nevada Bylaws"); and

         o the Restated Bylaws of SVI Solutions, Inc. (the "Delaware Bylaws"), a copy of which is attached as Exhibit C.

         Copies of the Nevada Charter and the Nevada Bylaws are available from the Company at no charge upon written request.

         The Company requested and received the affirmative vote of a majority of the stockholders at the Annual Meeting of Stockholders held on August 30, 1999 for Proposal 2 to change the state of incorporation from Nevada to Delaware, for Proposal 4 to approve an increase in the authorized common stock from 50,000,000 shares to 100,000,000 shares and for Proposal 5 to reduce the required quorum at meetings of stockholders from a majority of the outstanding Shares to one-third of the outstanding shares. However, the Company did not consummate these proposals and now requests the vote of the stockholders to approve these proposals as a matter of good corporate governance.

         Stockholders are being asked to vote separately on the Reincorporation as proposed herein and each of three material changes to the Company's organizational documents. Stockholders are not being asked to vote separately on non-material changes to the organizational documents or changes made solely to conform to differences between Delaware Law and Nevada Law. These differences are summarized in the discussions below. In the event some but not all of the following proposals are adopted by the stockholders, the Board of Directors will determine which if any of the approved proposals will be implemented.

         The Board of Directors approved the Reincorporation as proposed herein and the change of corporate name to "SVI Solutions, Inc." on February 14, 2000. The Board approved the current form of the Delaware Charter and the Delaware Bylaws as proposed herein on August __, 2000.

         Under Nevada Law, the merger which will effect the Reincorporation must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Company common stock. Although all changes to the Company's organizational documents could be approved by the same vote which approves the Reincorporation, the Company will seek the vote of a majority of the outstanding shares of Company common stock for each such separate proposal. Softline Limited ("Softline") owns a sufficient number of shares of Company common stock in order to approve the Reincorporation and each of the changes to the Company's organizational documents. Softline has indicated that it intends to vote FOR the Reincorporation and each of the changes to the Company's organizational documents.

                                   PROPOSAL 2
                           REINCORPORATION IN DELAWARE

         PURPOSE OF THE REINCORPORATION

         The primary reason for the Board's recommendation of the Reincorporation is the well-developed case law interpreting Delaware Law. The Board believes the guidance of prior Delaware decisions will allow it to more effectively perform its duties. Although the provisions of Nevada Law are similar in a number of respects to those of Delaware Law, there is a lack of predictability under Nevada Law resulting from the limited body of case law interpreting Nevada Law. Delaware law and the court decisions construing it are widely regarded as the most extensive and well-defined body of corporate law in the United States.

         Delaware has a long-established policy of encouraging companies to incorporate in that state. In furtherance of that policy, Delaware has been a leader in adopting comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Delaware's courts have therefore developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware Law and establishing public policies with respect to corporate legal issues.

         The Board therefore believes that the overall effect of the Reincorporation will be to enhance the Board's ability to consider all appropriate courses of action with respect to significant transactions, along with more general corporate matters, for the benefit of all stockholders. Moreover, the Board believes that enhanced certainty with respect to the duties of directors could be an important factor in attracting and retaining quality persons to serve on the Board of Directors.

         MECHANICS OF THE REINCORPORATION

         The Reincorporation will be effected by merging the Company with and into SVI Solutions, Inc. ("SVI Solutions"), a Delaware corporation. SVI Solutions has been formed solely for the purpose of this merger (the "Merger") and has no operations. At the effective time of the Merger, the corporate existence of the Company will cease and each share of SVI Holdings common stock issued and outstanding immediately prior to the Merger will be converted automatically into one share of SVI Solutions common stock. If the Company issues any shares of preferred stock prior o the Merger, each such share will be converted automatically into one share of SVI Solutions preferred stock with the same relative rights, preferences and limitations. Each outstanding option to purchase SVI Holdings common stock will be converted into an option to purchase the same number of shares of SVI Solutions common stock. Holders of SVI Holdings common or preferred stock certificates may be asked to surrender such certificates in exchange for an SVI Solutions common or preferred stock certificate. Unless and until surrendered, each certificate representing SVI Holdings common or preferred stock will be deemed to represent the same number of shares of SVI Solutions common or preferred stock.

         From and after the effective time of the Merger: (i) the name of the surviving corporation will be "SVI Solutions, Inc."; (ii) SVI Solutions will conduct business as presently conducted by the Company; (iii) the charter and bylaws of SVI Solutions in effect immediately prior to the Merger will be the charter and bylaws of the surviving corporation; and (iv) the directors and officers of SVI Holdings immediately prior to the Merger will be the directors and officers of SVI Solutions.

         Following the consummation of the Merger and the resulting change of the Company's name to "SVI Solutions, Inc.," the SVI Solutions common stock will be identified by a new CUSIP number but will continue to trade on the American Stock Exchange under the symbol "SVI." The Merger may be abandoned by the Boards of Directors of the Company and SVI Solutions at any time prior to the effective time of the Merger. If the Merger is abandoned, the Board of Directors of the Company may in its discretion implement changes to the organizational documents approved by the stockholders at the Annual Meeting, although such changes would in that case be made to the Nevada Charter and the Nevada Bylaws, as appropriate.

         The Boards of Directors of the Company and SVI Solutions may amend the Merger Agreement at any time prior to the effective time of the Merger. If the amendment would alter or change the amount or nature of the securities of SVI Solutions to be received in the merger, or would otherwise adversely affect the holders of SVI Holdings common stock, the Company will seek shareholder approval of such amendment. The Boards of Directors may also abandon the Merger and the Merger Agreement at any time prior to the filing of the Merger Agreement with the Delaware Secretary of State, notwithstanding the approval of the Merger by the Company's stockholders.

         NO DISSENTERS RIGHT IN RESPECT OF THE MERGER

         The Company's stockholders will have no right of dissent in connection with the Merger due to a Nevada statutory exemption for companies whose securities trade on a national securities exchange. SVI Holdings common stock is listed on the American Stock Exchange and after the Merger, the shares of SVI Solutions common stock will be listed on the American Stock Exchange. The Board of Directors of SVI Solutions has no present intention to take any action to delist the SVI Solutions common stock from the American Stock Exchange.

         CONVERSION OF COMPANY COMMON STOCK

         By virtue of the Merger, each share of SVI Holdings common stock will be converted, without any action on the part of the holder thereof, into one share of SVI Solutions common stock.

         PLEASE DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES REPRESENTING SHARES OF COMPANY COMMON STOCK. UNTIL SUCH TIME AS SURRENDER OF SVI HOLDINGS COMMON STOCK IS REQUIRED, DELIVERY OF SVI HOLDINGS STOCK CERTIFICATES WILL CONSTITUTE DELIVERY FOR TRANSACTIONS IN SHARES OF SVI SOLUTIONS COMMON STOCK AFTER THE EFFECTIVE DATE OF THE MERGER. FOLLOWING CONSUMMATION OF THE MERGER, POSITIONS IN SHARES OF SVI HOLDINGS COMMON STOCK HELD WITH THE DEPOSITORY TRUST COMPANY WILL BE TRANSFERRED AUTOMATICALLY TO POSITIONS IN THE SAME NUMBER OF SHARES OF SVI SOLUTIONS COMMON STOCK.

         APPROVALS

         A Certificate of Merger must be filed with the State of Delaware and Articles of Merger must be filed with the State of Nevada to effect the Merger. In addition, SVI Solutions will be required to file a Form 8-K with the Securities and Exchange Commission, post-effective amendments to the Company's effective registration statements which relate to ongoing offerings and a substitution listing application with the American Stock Exchange. Except for these filings, no federal or state regulatory requirements apply and no approvals are required in connection with the Merger.

         COMPARISON OF DELAWARE LAW TO NEVADA LAW

         The corporation laws of Delaware and Nevada differ in some respects. It is impracticable to summarize all of the differences in this Proxy Statement, but certain differences between Nevada Law and Delaware Law that could affect the rights of stockholders of the Company are as follows:

         1. TENDER OFFER AND BUSINESS COMBINATION STATUTES. Delaware Law regulates hostile takeovers by providing that an "interested stockholder," defined as a stockholder owning 15% or more of the corporation's voting stock or an affiliate or associate thereof, may not engage in a "business combination" transaction, defined to include a merger, consolidation or a variety of self-dealing transactions, with the corporation for a period of three years from the date on which such stockholder became an "interested stockholder" unless (i) prior to such date the corporation's board of directors approved either the "business combination" transaction or the transaction in which the stockholder became an "interested stockholder", (ii) the stockholder, in a single transaction in which he became an "interested stockholder," acquires at least

85% of the voting stock outstanding at the time the transaction commenced (excluding shares owned by certain employee stock plans and persons who are directors and also officers of the corporation) or (iii) on or subsequent to such date, the "business combination" transaction is approved by the corporation's board of directors and authorized at an annual or special meeting of the corporation's stockholders, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the "interested stockholder." A Delaware corporation may elect not to be governed by Section 203 of the Delaware Law by an express provision to that effect in its certificate of incorporation, but SVI Solutions has not made such election. Accordingly, SVI Solutions will be subject to Section 203.

                  Nevada Law regulates hostile takeovers of publicly traded corporations by providing that an "interested stockholder," defined as a stockholder owning 10% or more of the corporation's voting stock or an affiliate or associate thereof, may not engage in a "business combination" with the corporation for a period of three years from the date on which such stockholder became an "interested stockholder" unless (i) prior to such date the corporation's board of directors approved either the "business combination" transaction or the transaction in which the stockholder became an "interested stockholder" or (ii) no earlier than three years after such stockholder became an "interested stockholder" the majority of the outstanding voting power approves the "business combination." Nevada Law further regulates tender offers and business combinations involving certain Nevada corporations by providing that any acquisition by a person, either directly or indirectly, of ownership of, or the power to direct the voting of, 20% or more ("Control Shares") of the outstanding voting securities of a corporation is a "Control Share Acquisition." These provisions apply only to "issuing corporations," which are (i) corporations with at least 200 stockholders, at least 100 or more of which are located in Nevada, and (ii) which do business in Nevada. A Control Share Acquisition must be approved by a majority of each class of outstanding voting securities of such corporation excluding the shares held or controlled by the person seeking approval before the Control Shares may be voted. A special meeting of stockholders must be held by the corporation to approve a Control Share Acquisition within 50 days after a request for such meeting is submitted by the person seeking to acquire control. If the Control Shares are accorded full voting rights and the acquiring person has acquired Control Shares with a majority or more of the voting power of the Corporation, all stockholders who have not voted in favor of granting full voting rights to the Control Shares would have dissenters right. Nevada Law provides that a corporation may elect out of the Control Share protections by expressly specifying so in its articles or bylaws. SVI Holdings has not elected out of these provisions, but believes that they have not applied because SVI Holdings has not met the definition of an "issuing corporation."

         3. REMOVAL OF DIRECTORS. Under Nevada Law, a vote of two-thirds of the outstanding voting shares is required to remove a director. Under Delaware Law, the holders of a majority of shares entitled to vote at a meeting may remove one or more directors.

         4. PERSONAL LIABILITY OF DIRECTORS. Under Delaware Law, directors are jointly and severally liable to a corporation for violations of statutory provisions relating to the purchase or redemption of a corporation's own shares or the payment of dividends, for a period of six years from the date of such unlawful act. A director who was either absent or dissented from the taking of such action may exonerate himself from liability by causing his dissent to be entered in the corporation's minutes. Under Nevada Law, directors are jointly and severally liable to the corporation for violations of statutory provisions relating to the purchase of a corporation's own shares, the payment of dividends, the distribution of assets in liquidation or any loans or guarantees made to a director, until the repayment thereof. Under Nevada Law, absent directors are not liable as long as they did not vote for or assent to any of the illegal acts and, unlike Delaware Law, Nevada Law allows a director who was present at a meeting which approved an illegal act to avoid liability, even if he did not register his dissent in the minutes of the meeting, by voting against the illegal act and registering his dissent at a later time in a separate writing filed with the secretary of the meeting.

         5. LOANS TO OFFICERS. Under Nevada Law, there is no specific restriction with respect to a loan or guaranty to or for the benefit of a corporation's officers or employees and those of its subsidiaries. However, such transactions may be void or voidable if the transaction at issue is not fair to the corporation at the time it is authorized or approved by the board. Under Delaware Law, a corporation may make loans to, guarantee the obligations of, or otherwise assist, its officers or other employees and those of its subsidiaries when such action, in the judgment of the Company's Board of Directors, may reasonably be expected to benefit the Company.

         6. INDEMNIFICATION. Delaware and Nevada have similar laws with respect to indemnification by a corporation of its officers, directors, employees and other agents. For example, the laws of both states permit corporations to adopt a provision in the Certificate or Articles of Incorporation eliminating the liability of a director (and also an officer in the case of Nevada) to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty of care (and the fiduciary duty of loyalty as well in the case of Nevada). There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

                  The Delaware Charter eliminates the liability of directors to the fullest extent permissible under Delaware Law. The Nevada Charter likewise eliminates the liability of directors and officers to the fullest extent permissible under Nevada Law. Under Nevada Law, such provision may not eliminate or limit director or officer liability for: (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of unlawful dividends or distributions. Under Delaware Law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit.

                  The limitations of liability provisions permissible under Delaware Law and Nevada Law may not limit a director's liability for violation of, or otherwise relieve a corporation or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

                  Nevada Law and Delaware Law require indemnification when the individual has successfully defended the action on the merits or otherwise. Nevada Law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel, or by a majority vote of a quorum of the stockholders that indemnification is proper in the circumstances. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware Law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

         7. INSPECTION OF STOCKHOLDERS' LIST. Nevada Law permits any person who has been a stockholder of record for at least six months, or any person holding at least 5% of all outstanding shares, to inspect the stockholders' list of a corporation for a purpose reasonably related to such person's interest as a stockholder. Delaware Law permits any stockholder to inspect a corporation's stockholders' list for a purpose reasonably related to such person's interest as a stockholder and, during the ten days preceding a stockholders' meeting, for any purpose germane to that meeting.

         8. PAYMENTS OF DIVIDENDS. Nevada Law permits the payment of dividends if, after the dividends have been paid, the corporation is able to pay its debts as they become due in the usual course of business (equity test for insolvency), and the corporation's total assets are not less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the dividend payment, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the dividend (balance sheet test for insolvency). In addition, Nevada Law generally provides that a corporation may redeem or repurchase its shares only if the same equity and balance sheet tests for insolvency are satisfied.

                  Delaware Law permits the payment of dividends out of surplus or, if there is no surplus, out of net profits for the current and preceding fiscal years (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). Surplus is the excess, if any, of the stockholders' equity over stated capital of a corporation. In addition, Delaware Law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the Board of Directors, without regard to their historical book value.

         CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         For federal income tax purposes (i) the Merger will constitute a reorganization within the meaning of 368(a) of the Internal Revenue Code, (ii) no gain or loss will be recognized by Company stockholders as a consequence of the Merger, (iii) a stockholder's aggregate tax basis in SVI Solutions common stock after the Merger will be the same as such holder's aggregate tax basis in the shares of SVI Holdings common stock immediately prior to the Merger, (iv) a stockholder's holding period in SVI Solutions common stock received in the Merger will include the period in which the SVI Holdings common stock was held, provided the SVI Holdings common stock was held as a capital asset at the time of the Merger, and (v) no gain or loss will be recognized by SVI Holdings or SVI Solutions as a consequence of the Merger.

         VOTE REQUIRED

The affirmative vote of the holders of a majority of the shares of common stock will be required to approve the reincorporation into Delaware. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

                                   PROPOSAL 3
               CHANGE OF THE CORPORATE NAME TO SVI SOLUTIONS, INC.

         The Board of Directors has determined to change the name of the Company to SVI Solutions, Inc. to better reflect the primary business of the Company. The name change will be reflected in the Delaware Charter if this proposal is approved by stockholders. The name change should not have any adverse effect on stockholders.

         VOTE REQUIRED

         The affirmative vote of the holders of a majority of the shares of common stock will be required to approve the change of the corporate name to SVI Solutions, Inc. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

                                   PROPOSAL 4
                      INCREASE IN AUTHORIZED CAPITALIZATION

         If this proposal is approved by the stockholders, the Delaware Charter will authorize 100,000,000 shares of $0.0001 par value common stock and 5,000,000 shares of $0.0001 par value preferred stock. The Nevada Charter authorizes 50,000,000 shares of $0.0001 par value common stock and 5,000,000 shares of $0.0001 preferred stock as of July 31, 2000. As of July 31, 2000 the Company has issued and outstanding 33,897,884 shares of common stock. At July 31, 2000, the Company also has reserved for issuance under currently outstanding options and warrants, for options or other convertible securities authorized but not yet issued under employee benefit plans, and for shares issuable pursuant to certain investor rights a total of 6,496,024 shares of common stock.

         Authorization of 50,000,000 additional shares of common stock in the Delaware Charter will give the Company additional flexibility to raise capital in public or private transactions through the issuance of common stock, and to issue common stock in acquisitions of businesses or assets, without the time and expense needed to obtain further stockholder approval. However, the rules of the American Stock Exchange will require the Company to seek stockholder approval as a prerequisite to listing additional shares issued in the following circumstances:

         o If the Company proposes to issue, as consideration for an acquisition of the stock or assets of another company, shares representing 5% or more of the total outstanding shares prior to the transaction, if any director, officer or substantial shareholder of the Company has a 5% or greater interest (or such persons collectively have a 10% or greater interest) in the company or assets to be acquired or in the consideration to be paid in the transaction.

         o If the Company proposes to issue, as consideration for an acquisition of the stock or assets of another company, shares representing 20% or more of the total outstanding shares prior to the transaction.

         o If the Company proposes to issue shares at a price less than fair market value (or book value, if higher than fair market value) which together with sales by officers, directors or principal shareholders of the company, if any, equals 20% of more of the total outstanding shares prior to the transaction.

Where such rules do not apply, the Company may issue or reserve shares in merger or acquisition transactions, in capital raising transactions or otherwise, without further stockholder approval. Any such issuances will have the effect of diluting existing stockholders.

         The Company has no current plans to issue or reserve any additional shares of common stock or preferred stock.

         VOTE REQUIRED

         The affirmative vote of the holders of a majority of the shares of common stock will be required to approve the increase in authorized capitalization. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 4.

                                   PROPOSAL 5
                               REDUCTION IN QUORUM

         Under the Nevada Charter, a majority of the shares of common stock entitled to vote must be represented in person or by proxy in order to constitute a quorum for the conduct of business at a meeting of stockholders. The Delaware Charter does not specify the required quorum for conduct of business at stockholders meetings. The proposed Delaware Bylaws state that one-third of the common stock entitled to vote, represented in person or by proxy, will constitute a quorum at meetings of stockholders. This lower quorum requirement is consistent with Delaware Law and with the rules of the American Stock Exchange. The Company believes that reducing the required presence for a quorum will make it easier for the Company to obtain the necessary approval for important corporate actions which require stockholder approval without the delays and costs associated with hiring proxy solicitors. The reduced quorum requirement could however lead to the approval of important corporate actions by stockholders representing significantly less than an absolute majority of the outstanding shares.

         VOTE REQUIRED

         The affirmative vote of the holders of a majority of the shares of common stock will be required to approve the reduction in quorum. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 5.

                                   PROPOSAL 6
               APPROVAL OF AMENDMENTS TO 1998 INCENTIVE STOCK PLAN

         On October 5, 1998 the Board of Directors adopted, and the stockholders subsequently approved on November 2, 1998, the Company's 1998 Incentive Stock Plan ("1998 Plan") authorizing the issuance of 3,500,000 shares of the Company's common stock. As of July 31, 2000, options covering an aggregate of 934,500 shares of the Company's common stock had been granted under the 1998 Plan and 2,565,500 shares remain available for future stock awards.

         On August __, 2000, the Board of Directors approved amendments to the 1998 Plan. Three of the amendments require stockholder approval. The amendments which require stockholder approval would: (i) increase the aggregate number of shares of common stock authorized for issuance under the 1998 Plan to 4,000,000 shares; (ii) authorize an annual increase in the shares reserved for issuance under the 1998 Plan by an amount equal to the lesser of 2% of the total number of shares outstanding on the last trading day of the fiscal year or 600,000 shares (or a lesser amount as determined by the Board); and (iii) prohibit the granting of stock awards under the 1998 Plan to any one participant in excess of 500,000 shares in any calendar year.

         In the event this Proposal 6 is not approved by the stockholders, the Company's management believes that it will negatively affect the Company's ability to retain current personnel and attract additional highly qualified personnel in the future, and could cause adverse income tax effects for the Company with respect to future award grants.

         The Board of Directors adopted these amendments to the 1998 Plan to ensure that the Company can continue to grant equity incentives to employees, directors and consultants by increasing the number of shares available for issuance both initially and on an annual basis and, with respect to the per person per calendar year limitation, to permit stock option awards to the CEO and the four most highly compensated executive officers to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code (the "Code").

         VOTE REQUIRED

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendments to the 1998 Plan submitted for stockholder approval. Abstentions will be counted toward the tabulation of votes cast in proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 6.

         The essential features of the 1998 Plan, as amended, are outlined below:

         GENERAL

         Employees, directors and consultants to the Company and its parents and subsidiaries are eligible to participate in the 1998 Plan, as amended. The purpose of the 1998 Plan, as amended, is to give employees, directors and consultants of the Company and its subsidiaries an opportunity to benefit from increases in the value of the Company's common stock. The Company believes that the 1998 Plan, as amended, will help the Company to secure and retain the services of highly qualified individuals, and to provide incentives to eligible persons to exert maximum efforts toward the success of the Company.

         The 1998 Plan provides for the granting of: (i) incentive stock options ("ISOs"), (ii) nonqualified stock options ("NSOs"), (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights (collectively, "Stock Awards"). Only employees are eligible to receive ISOs and stock appreciation rights connected with ISOs. All other Stock Awards may be awarded to employees, directors and consultants.

         STOCK SUBJECT TO THE 1998 PLAN AND PER PERSON LIMITATIONS

         Subject to stockholder approval of this Proposal 6, an aggregate of 4,000,000 shares of common stock are reserved for issuance under the 1998 Plan. In addition, the 1998 Plan, as amended, provides for automatic annual increases in the number of shares reserved for issuance thereunder equal to the least of
(i) 2% of the total number of shares outstanding on the last trading day of the fiscal year; (ii) 600,000 shares; or (iii) the amount determined by the Board. The 1998 Plan is also proposed to be amended to add a provision that in any calendar year a single participant may not receive a grant of stock awards in excess of 500,000 shares. This provision is designed to permit stock option awards and stock appreciation rights to qualify as performance-based compensation under Section 162(m) of the Code.

         ADMINISTRATION

         The Board of Directors administers the 1998 Plan, but the Board may, in its discretion, delegate administration of the plan to one or more committees of one or more members of the Board. Subject to the provisions of the 1998 Plan, the Board or such committee will have complete discretion in determining the recipients of, terms and conditions for and number of Stock Awards granted under the plan.

         INCENTIVE AND NONQUALIFIED STOCK OPTIONS

         ISOs granted under the 1998 Plan must be granted with an exercise price of at least the fair market value of the common stock on the date of grant. NSOs must have an exercise price of at least 85% of the fair market value of the common stock on the date of the grant. Options granted to recipients who own 10% or more of the Company's outstanding common stock must have an exercise price of at least 110% of the fair market value of the common stock.

         Options must have a term of ten years or less, except options granted to 10% or greater stockholders, which must have a term of five years or less. Vesting provisions for options granted under the 1998 Plan may vary but in each case will provide for the vesting of at least 20% of the total number of shares subject to the option per year. Upon termination of the option holder's status as an employee, consultant or director of the Company, the holder may exercise his or her then vested options for a period after termination as determined by the Board. The period must be at least three months, but will not extend beyond the expiration date of the option. If the termination is due to the death or disability of the option holder, the exercise period must be at least one year following death or disability, but will not extend beyond the expiration date of the option.

         The option holder may pay the exercise price for options in cash, or in the discretion of the Board, by any of the following methods:

         o        Delivery of other shares of common stock of the Company.

         o According to a preferred payment schedule or other arrangement.

         o Surrender of a sufficient number of options which have "built in gain" equal to the exercise price of the options exercised. Built in gain means the difference between the fair market value on the exercise date and the exercise price.

         o        Any other legal form of payment approved by the Board.

         Tax rules applicable to ISOs may limit the availability of some of these payment methods.

         Options granted under the 1998 Plan are generally not transferable except upon death or divorce, except that NSOs may be transferred by employees pursuant to (i) a transfer under a domestic relations order in settlement of marital property rights, (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by family members (or the employee) in exchange for an interest in that entity, or (iii) by gift to a family member.

         The 1998 Plan allows option holders to satisfy tax withholding obligations relating to the exercise of an option, to the extent permitted by the option agreement, by paying the withholding tax in cash, by allowing the Company to withhold shares issuable upon exercise, or by delivering other unencumbered shares of common stock to the Company.

         STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

         The 1998 Plan also provides for the granting of stock bonuses and purchases of restricted stock. The Board or committee administering the 1998 Plan will establish the terms and conditions of these grants and purchases, subject to the following conditions. The purchase price under each stock purchase agreement must be at least 85% of the fair market value of the stock on the date such award is made. Stock purchase agreements in favor of 10% or greater stockholders must have a purchase price at least equal to 100% of the fair market value of the stock on the date of the award. Stock bonuses may be awarded pursuant to a stock bonus agreement in consideration for past services rendered to the Company. Rights under a stock bonus or restricted stock purchase agreement will not be transferable except by employees pursuant to (i) a transfer under a domestic relations order in settlement of marital property rights, (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by family members (or the employee) in exchange for an interest in that entity, or (iii) by gift to a family member. In the event of the recipient's termination of status as an employee, director or consultant to the Company, the Company may repurchase or otherwise reacquire all shares held by such recipient which have not vested at the date of termination, pursuant to the terms of the stock bonus or restricted stock purchase agreement.

         STOCK APPRECIATION RIGHTS

         The 1998 Plan also provides for the grant of stock appreciation rights ("SARs") to employees, directors or consultants of the Company. SARs entitle the holder to a distribution based on the appreciation in the fair market value of a designated amount of stock. Three types of SARs are authorized for issuance under the 1998 Plan: tandem, concurrent and independent SARs.

         Tandem SARs are granted together with an option and require the holder to elect between the exercise of the underlying option or receipt of the distribution under the SAR. Tandem stock appreciation rights may be tied to either ISOs or NSOs and will be subject to the same terms and conditions as the option to which the SAR pertains.

         Concurrent SARs are granted with an option and are automatically exercised when the option is exercised, entitling the holder to the distribution under the SAR. Concurrent rights may be tied to any or all shares subject to any ISO or NSO and will be subject to the same terms and conditions as the option to which the SAR pertains.

         Independent SARs may be granted independently of any option. Independent SARs will be denominated in share equivalents and will be subject to the same terms and conditions applicable to NSOs.

         CANCELLATION AND RESCISSION OF STOCK AWARDS

         The 1998 Plan, as amended, provides that the Board of Directors or a committee thereof has the authority to cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred stock awards at any time if a participant is not in compliance with all applicable provisions of the stock award agreement and the 1998 Plan or if the participant engages in any detrimental activity. Detrimental activity includes without limitation, competing with the Company; disclosing confidential information; failure to disclose and assign inventions or ideas to the Company conceived during employment; activities that result in termination for cause; and violations of rules, policies or procedures of the Company. These provisions will only apply to Stock Awards granted after August ___, 2000.

         FEDERAL INCOME TAX INFORMATION

         INCENTIVE STOCK OPTIONS. Incentive stock options under the 1998 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

         There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

         If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

         Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

         To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

         NONQUALIFIED STOCK OPTIONS, RESTRICTED STOCK PURCHASE AWARDS AND STOCK BONUSES. Nonqualified stock options, restricted stock purchase awards and stock bonuses granted under the 1998 Plan generally have the following federal income tax consequences.

         There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of
Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

         Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act of 1934.

         STOCK APPRECIATION RIGHTS. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

         POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

         Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

         Compensation attributable to restricted stock and stock bonuses will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors" and
(ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria in which the performance goal is based, and the maximum amount or formula used to calculate the amount payable upon attainment of the performance goal.)

                                   PROPOSAL 7
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Deloitte & Touche LLP served as the Company's independent public accountants for the fiscal year ended March 31, 1999. The Company's Audit Committee and the Board of Directors intend to continue the engagement of Deloitte & Touche LLP for the fiscal year ending March 31, 2001.

         Although not required by law, management is asking the stockholders to ratify the engagement of Deloitte & Touche LLP. The Company does not expect a representative of Deloitte & Touche LLP to be present at the meeting.

         VOTE REQUIRED

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the ratification of the independent public accountants. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any other purpose in determining whether this matter has been approved.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 7.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following table shows beneficial ownership of shares of the Company's outstanding common stock as of July 31, 2000 (i) by all persons known by the Company to own more than 5% of such stock and (ii) by each director, each of the Named Executive Officers, and all directors and executive officers as a group. Except as otherwise specified, the address for each person is 12707 High Bluff Drive, Suite 335, San Diego, California 92130. As of July 31, 2000, there were 33,897,884 shares of common stock outstanding. Each of the named persons has sole voting and investment power with respect to the shares shown (subject to community property laws), except as stated below.

    Name and Address of                   Amount and Nature             Percent
      Beneficial Owner               of Beneficial Ownership(1)         Of Class
      ----------------               --------------------------         --------
Softline Limited                           19,100,527(2)                   56.2%
  16 Commerce Crescent
  Eastgate Extension 13
  Sandton 2148
  South Africa
Claudav Holdings Ltd. B.V.                  5,511,925(3)                   16.2%
  9 Rue Charles Humbert
  1205 Geneva
  Switzerland
The Ivanhoe Irrevocable Trust               5,511,925(3)                   16.2%

Barry M. Schechter                          5,511,925(3)                   16.2%
David L. Reese                                 77,000(4)                   < 1%
Arthur S. Klitofsky                           387,600(5)                   1.1%
Donald S. Radcliffe                           662,300(6)                   1.9%
  575 Madison Avenue
  New York, NY  10022

Ivan M. Epstein                               105,000(7)                   < 1%
  2 Victoria
  Eastgate Extension 13
  Sandton 2148
  South Africa
Gerald Rubenstein                               5,000(8)                   < 1%
  16 Commerce Crescent
  Eastgate Extension 13
  Sandton 2148
  South Africa
Ian Bonner                                     20,000(9)                   < 1%
  5527 Inverrary Court
  Dallas, Texas 75287
Steven Cohen                                        0                       0%
  16 Commerce Crescent
  Eastgate Extension 13
  Sandton 2148
  South Africa
Mark T. Wulff                                       0                       0%
All directors and executive                 6,751,125(10)                  19.5%
officers as a group (9 persons)

(1) This table is based on information supplied by officers, directors and principal stockholders. The inclusion in this table of such shares does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of, or receives the economic benefit of, such shares.

(2) Includes 71,812 shares pursuant to outstanding options exercisable within 60 days of July 31, 2000. Barry M. Schechter, Ivan M. Epstein, Gerald Rubenstein and Steven Cohen, each a director of Softline Limited, disclaim beneficial ownership of the shares and options held by Softline Limited.

(3) Claudav Holdings Ltd. B.V. ("Claudav"), the Ivanhoe Irrevocable Trust ("Ivanhoe") and Barry M. Schechter may be deemed a group pursuant to Rule 13d-5 promulgated under the Securities Exchange Act of 1934. Claudav holds 2,224,500 shares, for which it shares voting power with Mr. Schechter pursuant to a proxy. Ivanhoe holds 3,100,000 shares for which it shares voting and dispositive power with Mr. Schechter pursuant to Mr. Schechter's position as a trustee. Includes 2,000 shares held by Mr. Schechter's minor children and 185,425 shares pursuant to options of Mr. Schechter exercisable within 60 days of July 31, 2000. Excludes 10,000 shares held by Mr. Schechter's spouse, for which Mr. Schechter disclaims beneficial ownership.

(4) Consists of outstanding options exercisable within 60 days of July 31, 2000.

(5) Includes 112,000 shares pursuant to outstanding options exercisable within 60 days of July 31, 2000.

(6) Includes 311,000 shares pursuant to outstanding options exercisable within 60 days of July 31, 2000. Also includes 11,500 shares held by an entity for which Mr. Radcliffe has sole voting and dispositive power. Also includes an aggregate of 80,100 shares and 11,000 options held by three entities for which Mr. Radcliffe has shared voting and dispositive power. Excludes 119,500 shares held by Mr. Radcliffe's spouse, for which Mr. Radcliffe disclaims beneficial ownership.

(7) Consists of outstanding options exercisable within 60 days of July 31, 2000.

(8) Consists of outstanding options exercisable within 60 days of July 31, 2000.

(9) Consists of outstanding options exercisable within 60 days of July 31, 2000.

(10) Includes 810,425 shares pursuant to outstanding options exercisable within 60 days of July 31, 2000.

                       COMPLIANCE WITH SECTION 16(a) UNDER
                       THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers, directors and persons who own more than 10% of a class of the Company's securities registered under Section 12 of the Exchange Act to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended March 31, 2000, the Company believes that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC, except Softline Limited (4 reports, 4 transactions), the Ivanhoe Irrevocable Trust (1 report, 1 transaction), Mark T. Wulff (1 report, no transactions), David L. Reese (1 report, 1 transaction) and Donald S. Radcliffe (6 reports, 14 transactions). In addition, Barry M. Schechter disclosed on his Form 5 for the fiscal year ending March 31, 2000 holdings of his spouse which should have been previously reported as indirect holdings, and Softline Limited filed an amended report subsequent to March 31, 2000 describing one transaction effective in the fiscal year ended March 31, 1999 not previously reported.

                               EXECUTIVE OFFICERS

         The executive officers of the Company, the positions held by them and their ages as of July 31, 2000 are as follows:

        NAME                   AGE                    POSITION
Barry M. Schechter             46           Chairman , Chief Executive Officer
                                            and Director

David L. Reese                 55           Chief Financial Officer, Secretary
                                            and Director

Arthur S. Klitofsky            46           Vice President and Director

Mark T. Wulff                  39           Chief Executive Officer of SVI
                                            Retail, Inc.


         For the biographical summaries of Barry M. Schechter, David L. Reese, and Arthur Klitofsky, see "Election of Directors."

         Mark T. Wulff joined the Company as Chief Executive Officer of Island Pacific Systems Corporation ("Island Pacific") in April 1999 upon the Company's acquisition of Island Pacific. He became Chief Executive Officer of the Company's retail division in January 2000. Mr. Wulff joined Island Pacific in 1986 and held various positions there prior to its acquisition by the Company, including Vice President.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information concerning the compensation for services in all capacities to the Company for the full fiscal years ended March 31, 2000 and 1999, the transitional six month fiscal year ended March 31, 1998 and the fiscal year ended September 30, 1997, received by the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company during the last completed fiscal year (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                      Annual                Long-Term
                                                                   Compensation            Compensation
                                                                   ------------            ------------
                                                                                       Securities Underlying
          Name and Principal Position             Fiscal Year        Salary ($)             Options (#)
          ---------------------------             -----------        ----------             -----------
Barry M. Schechter                                  2000               270,000                 24,750
Chairman of the Board and Chief Executive           1999               198,000                110,675
Officer                                             1998(1)             86,000                 50,000
                                                    1997(2)            156,000                     --

Mark T. Wulff                                       2000               280,769                     --
Chief Executive Officer of SVI Retail, Inc.

Arthur S. Klitofsky                                 2000               140,400                 12,700
Vice President                                      1999               134,100                 35,000
                                                    1998(1)             66,000                  2,000
                                                    1997(2)            127,000                 57,000

David L. Reese                                      2000               116,667                 59,000
Chief Financial Officer                             1999                90,248                 51,000
                                                    1998(1)             32,378                 10,000

Shaun Rosen                                         2000(3)            112,500                120,000
Former Chief Executive Officer, Retail              1999               165,000                 80,000
Operations                                          1998(1)             82,500                     --
                                                    1997(2)            165,000                     --

      (1)   Six month transitional fiscal year ended March 31, 1998.

      (2)   Twelve month fiscal year ended September 30, 1997.

      (3) Mr. Rosen terminated his employment on December 31, 1999 and became a consultant to the Company.

         The Company also provides certain compensatory benefits and other non-cash compensation to the Named Executive Officers. The incremental cost to the Company of all such benefits and other compensation paid in the years indicated to each such person was less than 10% of his reported compensation and also less than $50,000.

         The following table sets forth the information concerning individual grants of stock options during the last fiscal year to the Named Executive Officers. Except as otherwise indicated, the options are fully vested.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        Potential Realizable Value at
                                                                                        Assumed Annual Rates of Stock
                                                                                         Price Appreciation for
                                         Individual Grants                                     Option Term
-----------------------------------------------------------------------------------     ------------------------------
                                          Percent of
                                        Total Options
                                          Granted to
                                          Employees      Exercise or
                                          in Fiscal       Base Price     Expiration
          Name                               Year           ($/Sh)           Date             5%              10%
          ----                               ----           ------           ----             --              ---
Barry M. Schechter            24,750         3.4%          $7.8125       10/11/2004        $53,423        $118,045

Arthur S. Klitofsky           12,700(1)      1.7%          $7.8125       10/11/2009        $62,401        $158,134

David L. Reese                 9,000         1.2%          $7.8125       10/11/2004        $19,427         $42,926
                              50,000         6.8%          $7.7500       10/20/2009       $243,700        $617,600
Shaun Rosen                   20,000(1)      2.7%          $7.8125       10/11/2009        $98,270        $249,030
                             100,000(1)     13.7%          $7.7500       10/20/2009       $487,400      $1,235,200

(1) Options vest 20% per year over five years beginning on the first anniversary of the grant, subject to continuing service to the Company.

         The potential realizable value is calculated based on the term of the option at its time of grant. It is calculated based on assumed annualized rates of total price appreciation from the exercise price at the date of grant of 5% and 10% (compounded annually) over the full term of the grant with appreciation determined as of the expiration date. The 5% and 10% assumed rates of appreciation are mandated by SEC rules and do not represent the Company's estimate or projections of future common stock prices. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall stock market conditions. The amounts reflected in the table may not be achieved.

         The following table sets forth the information concerning each exercise of stock options during the last fiscal year by each of the Named Executive Officers and the fiscal year end value of unexercised options.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES
                                                               Number of Securities
                                                                    Underlying               Value of Unexercised
                                                                    Unexercised                 In-The-Money
                            Shares              Value            Options at FY-End            Options At FY-End
                         Acquired on          Realized            (#) Exercisable/            ($) Exercisable/
       Name              Exercise (#)            ($)(1)             Unexercisable               Unexercisable(2)
       ----              ------------            ------             -------------               ----------------
Barry M. Schechter                 0                $0                  185,425/0                   $894,363/$0
Mark T. Wulff                      0                $0                        0/0                         $0/$0
Arthur S. Klitofsky                0                $0             112,000/12,700              $830,625/$26,187
David L. Reese                 3,000           $16,875                   77,000/0                   $192,308/$0
Shaun Rosen                        0                $0             80,000/120,000             $550,000/$253,750

   (1) Based upon the market price of the purchased shares, determined on the basis of the closing sale price per share of the Company's common stock on the American Stock Exchange on the exercise date less the option exercise price paid for the shares.

   (2) Based upon the market price of $9.875 per share, determined on the basis of the closing sale price per share of the Company's common stock on the American Stock Exchange on the last day of the 2000 fiscal year, less the option exercise price payable per share.

         STOCK OPTION PLANS

         The Company has two stock option plans. The Incentive Stock Option Plan (the "1989 Plan") terminated in October 1999. It provided for issuance of incentive stock options to purchase up to 1,500,000 shares of the Company's common stock to employees of the Company. 698,535 of such shares remain subject to option as of July 31, 2000. The 1989 Plan was administered by the Board of Directors, which established the terms and conditions of each option grant.

         The 1998 Incentive Stock Plan (the "1998 Plan") is proposed to be amended, and is the subject of Proposal 6 herein, which includes a discussion of the principal features of the 1998 Plan and the amendments proposed.

         LONG-TERM INCENTIVE PLANS

         The Company does not have any stock appreciation rights in effect and has no long-term incentive plans, as those terms are defined in Securities and Exchange Commission regulations. During the fiscal year ended March 31, 2000, the Company did not adjust or amend the exercise price of stock options awarded to the Named Executive Officers. The Company has no defined benefit or actuarial plans covering any Named Executive Officer.

         EMPLOYMENT AGREEMENTS

         The Company entered into an employment agreement with Barry M. Schechter effective October 1, 1997. This agreement will continue until September 30, 2000 unless earlier terminated for cause. Under the agreement, Mr. Schechter has the right to annual compensation of $180,000 for the first year of the agreement, $240,000 for the second year of the agreement and $300,000 for the third year of the agreement. In addition, Mr. Schechter is entitled to receive options on each anniversary of the agreement to purchase the number of shares equal to 150% of his annual compensation for the prior year divided by the average price per share for the 30 day period preceding such anniversary. This average price per share will also be the exercise price of the options. The agreement states that options will be fully vested when issued, assignable, and exercisable for five years after the date of the grant. Mr. Schechter agreed to receive non-assignable options so that these options could be issued under the 1989 Plan.

         Shaun Rosen entered into an employment agreement with the Company's SVI Retail Pty. Ltd. (Australia) subsidiary ("SVI Australia") dated November 5, 1996. The agreement was to continue in effect until November 4, 2001, unless earlier terminated by SVI Australia or Mr. Rosen. Mr. Rosen's employment was terminated by mutual agreement on December 31, 1999, and Mr. Rosen became a consultant for SVI Australia. Mr. Rosen's employment agreement provided for an initial annual salary of $147,500. The salary was subject to annual increases to reflect inflation and discretionary annual increases. The employment agreement further provides that Mr. Rosen will not compete with SVI Australia for three years after the termination of the agreement, which was deemed to occur on December 31, 1999.

         Island Pacific, which merged into the Company's wholly-owned SVI Retail, Inc. subsidiary ("SVI Retail") on April 1, 2000, entered into a three-year employment agreement with Mark T. Wulff effective June 3, 1999 whereby he is employed as Island Pacific's Chief Executive Officer. The agreement provides that Mr. Wulff cannot compete with Island Pacific's business in the U.S. during the term of the agreement and for three years after termination of the agreement unless SVI Retail terminates the agreement without cause or Mr. Wulff terminates the agreement due to a relocation out of Orange County, California. Mr. Wulff's annual compensation under the agreement is $300,000. The agreement may be terminated at will by either party upon six months prior written notice. SVI Retail may also terminate the agreement for cause on three days' written notice for cause.

         DIRECTOR COMPENSATION

         No direct or indirect remuneration has been paid or is payable by the Company to the directors in their capacity as directors during the fiscal year ended March 31, 2000. The Company does not anticipate paying during the fiscal year ending March 31, 2001 any direct or indirect remuneration to any directors of the Company in their capacity as directors other than reimbursement of expenses for attending directors' or committee meetings and discretionary stock option grants under the 1998 Plan. During the fiscal year ended March 31, 2000, Ivan M. Epstein received an option to purchase 100,000 shares of the common stock of the Company at an exercise price of $7.75. The option expires on October 20, 2009 and is fully vested.

              REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF
                    DIRECTORS ON EXECUTIVE COMPENSATION (1)

         It is the duty of the Compensation Committee to review and determine the salaries and bonuses of executive officers of the Company, including the Chief Executive Officer, and to establish general compensation policies for such individuals. The Compensation Committee was formed in April 1998. During the 2000 fiscal year, the Compensation Committee consisted of Ian Bonner and Donald
S. Radcliffe. Subsequent to March 31, 2000, Gerald Rubenstein was appointed to the Compensation Committee in place of Mr. Radcliffe.

         The primary compensation philosophy of the Company is to offer competitive compensation packages that reflect the technical requirements of the software development business sector and reward employees for their direct contribution to the Company's overall financial performance and growth during the previous fiscal year.

         The Company measures individual and group performance on the basis of both qualitative and quantitative factors. The Company believes that the general components of compensation should include a competitive base salary, performance based bonuses where applicable and stock option grants tied to specific and group performance.

EXECUTIVE COMPENSATION:

         Base salaries are intended to be competitive with the software development market and include an internal evaluation of the responsibilities of each position. Salaries for executive officers are reviewed annually. This annual review includes a detailed review of all compensation elements in relationship to the competitive market for similar executives, the Company's historic financial performance and growth and the executive's direct contribution to this performance. Other matters considered include any changes in responsibility or any exceptional contribution.

         The compensation policies for executives are designed to align salaries and bonus compensation to the individual's performance in the short term and to emphasize compensation from equity, primarily employee stock options, for long-term incentives.

         The Company's long-term incentive programs consist solely of stock option programs under which all executives and other employees are periodically granted stock options at the stock closing price on the date of the grant. The option programs are designed to provide employees with significant compensation based on overall Company performance as reflected in the stock price. Options are typically issued with ten-year lives and a five-year vesting schedule to create an incentive for long-term employment. Options are typically granted at the time of hire for new key employees, at the time of promotion for certain employees and at least annually to a broad group of existing employees and executive officers.

CHIEF EXECUTIVE OFFICER COMPENSATION:

         Barry M. Schechter, the Company's founder and Chief Executive Officer, is currently employed under a three-year employment agreement which expires on September 30, 2000. Under this agreement, Mr. Schechter received a base annual salary of $240,000 from April 1, 1999 to September 30, which increased to $300,000 on October 1, 1999. Additional compensation is provided in the form of stock options to be granted on each employment anniversary date equal to 150% of base salary for the preceding year divided by the average price per share of the Company's common stock for the 30 day period immediately preceding the anniversary date. All compensation to Mr. Schechter was paid pursuant to this agreement. The Compensation Committee is currently negotiating the renewal of Mr. Schechter's employment agreement for an additional three years.

         Compensation payments in excess of $1 million to each of the Chief Executive Officer or four other most highly compensated executive officers are subject to a limitation on deductibility for the Company under Section 162(m) of the Internal Revenue Code. Certain performance-based compensation is not subject to the limitation on deductibility. Cash compensation for the fiscal year ended March 31, 2000 to the Chief Executive Officer and the four other most highly compensated executive officers was below $1 million. The Company has issued stock options to its Chief Executive Officer and certain other of its most highly compensated executive officers. To the extent these options are non-qualified stock options, or to the extent any of these executive officers makes a disqualifying disposition of an incentive stock option, the amount of the deduction which the Company will be entitled may be limited to the extent the ordinary income recognized by the executive together with all other compensation in a given year exceeds the $1 million limitation in Section 162(m).

Compensation Committee
Ian Bonner
Gerald Rubenstein

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Ian Bonner and Donald S. Radcliffe served as the members of the Compensation Committee during the fiscal year ended March 31, 2000. No member of the Company's Compensation Committee during the last completed fiscal year has ever been an officer of the Company or any of its subsidiaries. During the last completed fiscal year, no executive officer of the Company served as a member of a compensation committee or board of directors of any entity that had one or more of its executive officers serving as a member of the Company's Compensation Committee.

                           STOCK PERFORMANCE GRAPH (1)

         The following graph shows a comparison of total stockholder return of an investment of $100 cash on March 31, 1995 through March 31, 2000 for (i) the Company's common stock, (ii) the S&P Computer Software Small Capitalization Group and (iii) the Russell 2000 Index.

         All values assume reinvestment of the full amount of all dividends. No cash dividends have been declared on the Company's common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.




                                         31-Mar-95       29-Mar-96     31-Mar-97       31-Mar-98      31-Mar-99         31-Mar-00
SVI HOLDINGS, INC                           100.00         2162.81        557.14         1147.05        3637.80           2589.06
COMPUTER(SOFTWARE&SVC)-SMALL                100.00          153.92        118.85          189.45         178.95            347.50
RUSSELL 2000 INDEX                          100.00          129.04        135.64          192.62         161.32            221.74

                [Total Return Index graph represented above here]

         (1)This Section is not deemed "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Set forth below is a description of transactions entered into between the Company and certain of its executive officers, directors and stockholders holding more than 5% of the outstanding common stock during the fiscal year. Certain of these transactions will continue in effect and may result in conflicts of interest between the Company and such individuals. Although these persons may owe fiduciary duties to the Company and its stockholders, there is a risk that such conflicts of interest may not be resolved in favor of the Company.

         TRANSACTIONS WITH SOFTLINE LIMITED

         Softline Limited ("Softline") beneficially owns approximately 56.2% of the outstanding common stock of the Company, and is therefore a parent corporation to the Company. Softline is a South African company listed on the Johannesburg Stock Exchange. Barry M. Schechter, Ivan M. Epstein, Gerald Rubenstein and Steven Cohen are each directors of Softline. Mr. Epstein is Chief Executive Officer and Mr. Cohen is Chief Operating Officer of Softline.

         During the fiscal year ended March 31, 2000, Softline exercised outstanding options to purchase 2,376,188 shares of common stock of the Company at $2.00 per share.

         In June 1999, the Company granted Softline an option to purchase 10,000 shares of common stock of the Company at an exercise price of $11.75 per share, exercisable for four years, as consideration for services performed by Softline personnel on behalf of the Company.

         In October 1999, the Company sold its South African retail software subsidiary doing business under the name Triple-S Computers ("Triple-S") to Softline. The purchase price was the Company's historical book basis in Triple-S of $665,000. This amount was paid through Softline's surrender of 78,241 shares of Company common stock valued at the $8.50 per share closing price of such shares on the American Stock Exchange on October 1, 1999. Softline entered into an acquisition agreement as of April 1, 1998 (the "Acquisition Agreement") to acquire Triple-S and designated a subsidiary of the Company as nominee purchaser to complete the acquisition. The Company in turn agreed to reimburse Softline for all of its costs associated with the acquisition of Triple-S. On May 27, 1998, Softline agreed to accept shares of the Company's common stock valued at the $4.5625 market price on that date for reimbursement of such costs.

         Softline's initial acquisition costs totaled $760,000, and the Company issued a total of 166,643 shares to Softline pursuant to such agreement. A dispute subsequently arose between the seller of Triple-S on the one hand and the Company and Softline on the other hand concerning an earn-out provision in the acquisition agreement. This dispute was settled during the quarter ended June 30, 1999, through payment by Softline of $113,000 to such seller. That amount was credited against the exercise price of 56,718 outstanding options to purchase common stock of the Company exercised by Softline in March 2000.

         In May 2000, the Company announced that it is in discussions with Softline concerning a possible business combination between the Company and Softline. The Company and Softline have no binding agreement and have not yet established terms of a potential transaction. Any such transaction will be subject to approvals by United States and South African governmental authorities. Any transaction may also be subject to approval of the stockholders of the Company and/or Softline.

         In July 2000, Softline loaned the Company $10,000,000 pursuant to a promissory note bearing interest at 10% per annum and due August 1, 2001. The proceeds from this loan were used for a required principal payment on bank indebtedness of the Company bearing interest at a higher rate. The note is subordinated to the remaining bank indebtedness of the Company.

         OTHER TRANSACTIONS

         In May 1999, the Company closed the sale of its IBIS Systems Limited subsidiary ("IBIS") to a company affiliated with Peter Nagle and other members of IBIS management with effect from January 1999. The sale price for IBIS was
(a) $2,250,000 cash, (b) 141,000 shares of Company common stock, (c) the surrender by Mr. Nagle of the net shares issuable upon exercise of an option to purchase 50,000 shares of Company common stock at $3.00 per share; and (d) a promissory note (the "IBIS Note") in the stated principal amount of $18,108,000, due October 1, 1999, bearing interest from May 1, 1999 at 2% over the base prime rate for U.S. dollar deposits quoted by HSBC Plc. The promissory note was secured by a pledge in favor of the Company of all of the common stock of IBIS. As part of the transaction, the Company agreed to pay to an entity affiliated with Mr. Nagle the $4,500,000 which is last payable under the IBIS Note, in settlement of certain obligations assumed by the Company from Softline in connection with the acquisition of IBIS. For this reason, the Company recorded a net receivable on the IBIS Note of $13,608,000.

         The purchaser did not repay the IBIS Note on the original due date because it had not yet completed a reorganization that was intended to serve as the source of funds to repay the note. The Company agreed to extend the due date of the IBIS Note to November 15, 2000. The Company also agreed to permit the purchaser to proceed with its reorganization with a wholly-owned subsidiary of Integrity Software, Inc. ("Integrity"), a publicly traded company with prices quoted on the National Quotation Bureau Pink Sheets. The purchaser exchanged all of the outstanding IBIS stock for 1,536,000 common shares of Integrity, representing approximately 11% of Integrity's outstanding shares at March 20, 2000. The Company agreed to substitute its security interest in the IBIS shares for a security interest in the purchaser's Integrity shares. The Company also obtained the right to convert all or any portion of the unpaid indebtedness under the IBIS Note to Integrity shares valued at $12.50 per share and limited rights to require Integrity to register such shares for resale under the Securities Act of 1933. Three of our directors, Barry M. Schechter, Ivan M. Epstein and Donald S. Radcliffe now serve on Integrity's board. The amount of the receivable on the IBIS Note including accrued interest was $14,092,000 at March 31, 2000.

         In June 1999, Claudav Holdings Ltd. B.V., which may be deemed the beneficial owner of 16% of the Company's outstanding common stock, loaned the Company $1,500,000. The Company used the proceeds of this loan to pay a portion of the purchase price for Island Pacific. The loan bears interest at the prime rate with no stated maturity. The balance outstanding on this loan at June 30, 2000 was $756,000.

         The office space for the Company's Sydney, Australia office is leased from a company affiliated with Shaun Rosen, a former executive officer of the Company. During the year ended March 31, 2000, the Company paid $163,000 in rent for this office.

                    OTHER MATTERS TO BE PRESENTED AT MEETING

         Management does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.

         Financial information for the Company's fiscal year ended March 31, 2000 is available in the Company's March 31, 2000 Report on Form 10-K. The Company will provide a copy of the latest Form 10-K or a Form 10-K for a prior fiscal year without charge, to each record or beneficial owner of its common stock on the record date, if so requested. If the stockholder asks the Company to provide copies of exhibits to the Form 10-K, there will be a reasonable charge for copies of the exhibits to the report. Requests for these copies should be directed to the Company at 12707 High Bluff Drive, Suite 335, San Diego, California 92130, attention: David L. Reese, Secretary.

                                        By Order of the Board of Directors


                                        DAVID L. REESE
                                        Secretary

September 1, 2000

                               SVI HOLDINGS, INC.
                        12707 High Bluff Drive, Suite 335
                               San Diego, CA 92130
                                 (858) 481-4404


                                   ----------

                                      PROXY

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 21, 2000

                                   ----------

                           THIS PROXY IS SOLICITED BY
                            THE BOARD OF DIRECTORS OF
                               SVI HOLDINGS, INC.

                                   ----------

         The undersigned stockholder of SVI Holdings, Inc., a Nevada corporation, hereby appoints Barry M. Schechter, Chief Executive Officer and Chairman of the Board, or in his absence, David L. Reese, Chief Financial Officer and Secretary, my proxy to attend and represent me at the annual meeting of the stockholders of the corporation to be held on September 21, 2000 at 9 A.M. (PDT), and at any adjournment thereof, and to vote my shares on any matter or resolution which may come before the meeting and to take any other action which I could personally take if present at the meeting.

1.       ELECTION OF DIRECTORS

Management has nominated the following eight persons to stand for election. You may vote "for" or you may withhold your vote from any of those persons nominated and vote "for" a person nominated by others or write in your own nominee. To date, no one has been nominated by anyone other than management.

         a.       Barry M. Schechter        For               _____
                                            Withhold          _____

         b.       Arthur S. Klitofsky       For               _____
                                            Withhold          _____

         c.       David L. Reese            For               _____
                                            Withhold          _____

         d.       Donald S. Radcliffe       For               _____
                                            Withhold          _____

         e.       Ivan M. Epstein           For               _____
                                            Withhold          _____

         f.       Gerald Rubenstein         For               _____
                                            Withhold          _____

         g.       Ian Bonner                For               _____
                                            Withhold          _____

         h.       Steven Cohen              For               _____
                                            Withhold          _____

         i.       _______________           For               _____
                  Other                     Withhold          _____

MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF PROPOSALS 2 THROUGH 7.

2.       REINCORPORATION IN DELAWARE

         To approve the plan of merger of the Company with and into its wholly owned Delaware subsidiary, which merger will cause a change in the Company's state of incorporation from Nevada to Delaware, including changes to the organizational documents of the Company to conform to Delaware law and certain other non-material changes.

For _______________        Against _______________   Abstain _______________

3.       CHANGE OF CORPORATION NAME

         To approve a change of the corporate name to "SVI Solutions, Inc."

For _______________        Against _______________   Abstain _______________

4.       INCREASE IN AUTHORIZED CAPITALIZATION

         To approve an increase in the authorized common stock from 50,000,000 shares to 100,000,000 shares.

For _______________        Against _______________   Abstain _______________

5.       REDUCTION IN QUORUM

         To approve a reduction in the required quorum for meetings of stockholders from a majority of outstanding shares to one-third of the outstanding shares.

For _______________        Against _______________   Abstain _______________

6.       APPROVE AMENDMENTS TO 1998 INCENTIVE STOCK PLAN

         Approve the proposed amendments to the 1998 Incentive Stock Plan ("1998 Plan") to: (i) increase the aggregate number of shares of common stock authorized for issuance under the 1998 Plan to 4,000,000 shares; (ii) authorize an automatic annual increase in the shares reserved for issuance under the 1998 Plan by an amount equal to the lesser of 2% of the total number of shares outstanding on the last trading day of the fiscal year or 600,000 shares (or a lesser amount determined by the Board); and (iii) prohibit the granting of stock awards under the 1998 Plan to any one participant in excess of 500,000 shares in any calendar year.

For _______________        Against _______________   Abstain _______________

7.       ENGAGEMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         Ratification of the continued engagement of Deloitte & Touche LLP as the Company's independent public accountants and auditors for the fiscal year ending March 31, 2000.

For _______________        Against _______________   Abstain _______________

Failure to check any of these boxes for each proposal will give Barry M. Schechter or David L. Reese the authority to vote the proxy at his discretion. This Proxy gives discretionary authority to my proxy to vote for me on such other matters as may properly come before this meeting.


                                    Number of Shares Owned:____________

                                    Dated:_____________________________





                                    --------------------------------------------

                                    --------------------------------------------
                                                     SIGNATURE(S)

                                    Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER
                             OF SVI SOLUTIONS, INC.,
                             A DELAWARE CORPORATION,
                                       AND
                               SVI HOLDINGS, INC.,
                              A NEVADA CORPORATION

         THIS AGREEMENT AND PLAN OF MERGER dated as of ___________, 2000 (the "Agreement") is between SVI Solutions Inc., a Delaware corporation ("SVI Delaware"), and SVI Holdings, Inc., a Nevada corporation ("SVI Nevada"). SVI Delaware and SVI Nevada are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

         A. SVI Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 105,000,000 shares, $0.0001 par value, of which 100,000,000 shares are designated "Common Stock," and 5,000,000 shares are designated "Preferred Stock." The Preferred Stock of SVI Delaware is undesignated as to series, rights, preferences, privileges or restrictions. As of ___________, 2000, 100 shares of Common Stock were issued and outstanding, all of which are held by SVI Nevada, and no shares of Preferred Stock were issued and outstanding.

         B. SVI Nevada is a corporation duly organized and existing under the laws of the State of Nevada and has an authorized capital of 55,000,000 shares, $0.0001 par value, of which 50,000,000 are designated "Common Stock," and 5,000,000 shares are designated "Preferred Stock." As of ____________, 2000, _________ shares of Common Stock were issued and outstanding, and ______ shares of Preferred Stock were issued and outstanding.

         C. The Board of Directors of SVI Nevada has determined that, for the purpose of effecting the reincorporation of SVI Nevada in the State of Delaware, it is advisable and in the best interests of SVI Nevada and its shareholders that SVI Nevada merge with and into SVI Delaware upon the terms and conditions herein provided.

         D. The respective Boards of Directors of SVI Delaware and SVI Nevada have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, SVI Delaware and SVI Nevada hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

         I.  MERGER

         1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Nevada Corporation Law, SVI Nevada shall be merged with and into SVI Delaware (the "Merger"), the separate existence of SVI Nevada shall cease and SVI Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and SVI Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be SVI Solutions, Inc.

         1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

         (a) This Agreement and the Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the Nevada Corporation Law;

         (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

         (c) An executed Certificate of Merger or an executed, acknowledged and certified counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

         (d) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Nevada Corporation Law shall have been filed with the Secretary of State of the State of Nevada.

         The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

         1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of SVI Nevada shall cease and SVI Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger,
(ii) shall be subject to all actions previously taken by its and SVI Nevada's Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of SVI Nevada in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of SVI Nevada in the same manner as if SVI Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Nevada General Corporation Law.

         II.  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         2.1 CERTIFICATE OF INCORPORATION. The Restated Certificate of Incorporation of SVI Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.2 BYLAWS. The Restated Bylaws of SVI Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.3 DIRECTORS AND OFFICERS. The directors and officers of SVI Nevada immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

         III.  MANNER OF CONVERSION OF STOCK

         3.1 SVI NEVADA COMMON STOCK. Upon the Effective Date of the Merger, each share of SVI Nevada Common Stock, $0.0001 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and nonassessable share of Common Stock, $0.0001 par value, of the Surviving Corporation.

         3.2 SVI NEVADA PREFERRED STOCK. Upon the Effective Date of the Merger, each share of SVI Nevada Preferred Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and non-assessable share of Preferred Stock of the Surviving Corporation, of the same series and with the same relative rights, preferences and limitations as the SVI Nevada Preferred Stock so converted. If required by the Delaware General Corporation Law, the Surviving Corporation shall file a certificate of designation with the Secretary of State of Delaware upon the Effective Date of the Merger to reflect the relative rights, preferences and limitations of the Preferred Stock of the Surviving Corporation so issued.

         3.3 SVI NEVADA OPTIONS AND STOCK PURCHASE RIGHTS. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans (including without limitation the Incentive Stock Option Plan and the 1998 Incentive Stock Plan) and all other employee benefit plans (including without limitation the 401(k) Plan) of SVI Nevada. Each outstanding and unexercised option or other right to purchase or security convertible into SVI Nevada Common Stock shall become an option or right to purchase or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of SVI Nevada Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such SVI Nevada option, stock purchase right or convertible security at the Effective Date of the Merger. There are no options, purchase rights for or securities convertible into Preferred Stock of SVI Nevada.

         A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights or convertible securities equal to the number of shares of SVI Nevada Common Stock so reserved immediately prior to the Effective Date of the Merger.

         3.4 SVI DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, $0.0001 par value, of SVI Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by SVI Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

         3.5 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of SVI Nevada Common Stock or Preferred Stock may be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to such holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock or Preferred Stock, as the case may be, into which such holders' shares of SVI Nevada Common Stock or Preferred Stock were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of SVI Nevada Common Stock or Preferred Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock or Preferred Stock, as the case may be, into which such shares of SVI Nevada Common Stock or Preferred Stock were converted in the Merger.

         The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock or Preferred Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

         Each certificate representing Common Stock or Preferred Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of SVI Nevada so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

         If any certificate for shares of SVI Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to SVI Delaware or the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of SVI Delaware that such tax has been paid or is not payable.

         IV.  GENERAL

         4.1 COVENANTS OF SVI DELAWARE. SVI Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

         (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

         (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by SVI Delaware of all of the franchise tax liabilities of SVI Nevada; and

         (c) Take such other actions as may be required by the California General Corporation Law or the Nevada Corporation Law.

         4.2 FURTHER ASSURANCES. From time to time, as and when required by SVI Delaware or by its successors or assigns, there shall be executed and delivered on behalf of SVI Nevada such deeds and other instruments, and there shall be taken or caused to be taken by SVI Delaware and SVI Nevada such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by SVI Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of SVI Nevada and otherwise to carry out the purposes of this Agreement, and the officers and directors of SVI Delaware are fully authorized in the name and on behalf of SVI Nevada or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         4.3 ABANDONMENT. At any time before the filing of this Agreement with the Secretary of State of the State of Delaware, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either SVI Nevada or SVI Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of SVI Nevada or by the sole stockholder of SVI Delaware, or by both.

         4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Nevada and Delaware, provided that an amendment made subsequent to the adoption and approval of this Agreement and the Merger by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement, if in the case of clause (2) or (3) such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

         4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, Delaware 19801, County of New Castle, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

         4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 12707 High Bluff Drive, Suite 335, San Diego, California 92130, and copies thereof will be furnished to any shareholder of either Constituent Corporation, upon request and without cost.

         4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Nevada General Corporation Law.

         4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of SVI Delaware and SVI Nevada, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

SVI SOLUTIONS, INC.,
a Delaware corporation


By:__________________________
Name:________________________
Title:_______________________

ATTEST:


By:__________________________
Name:________________________
Title:_______________________

SVI HOLDINGS, INC.,
a Nevada corporation


By:__________________________
Name:________________________
Title:_______________________

ATTEST:


By:__________________________
Name:________________________
Title:_______________________

                                    EXHIBIT B


                      RESTATED CERTIFICATE OF INCORPORATION


                                       OF


                               SVI SOLUTIONS, INC.


 (ORIGINALLY INCORPORATED FEBRUARY 24, 2000 UNDER THE NAME SVI SOLUTIONS, INC.)


                                    ARTICLE I

         The name of this corporation is SVI Solutions, Inc. (the
"Corporation").

                                   ARTICLE II

         The address of this Corporation's registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III

         The purpose of this Corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the Delaware General Corporation Law (the "Law").

                                   ARTICLE IV

         (A) CLASSES OF STOCK. This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The Corporation is authorized to issue One Hundred Million (100,000,000) shares of Common Stock, par value $.0001 and Five Million (5,000,000) shares of Preferred Stock, par value $.0001.

         (B) RIGHTS, PREFERENCES AND RESTRICTIONS OF PREFERRED STOCK. The Board of Directors ("Board") is authorized, subject to limitations prescribed by the Law, and by the provisions of this Article, to provide for the issuance of shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each series and to determine the designations, relative rights, preferences and limitations of the shares of each series. The authority of the Board with respect to each series includes determination of the following:

                  (1) The number of shares in and the distinguishing designation of that series;

                  (2) Whether shares of that series shall have full, special, conditional, limited or no voting rights, except to the extent otherwise provided by the Law;

                  (3) Whether shares of that series shall be convertible and the terms and conditions of the conversion, including provision for adjustment of the conversion rate in circumstances determined by the Board;

                  (4) Whether shares of that series shall be redeemable and the terms and conditions of redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions or at different redemption dates;

                  (5) The dividend rate, if any, on shares of that series, the manner of calculating any dividends and the preferences of any dividends;

                  (6) The rights of shares of that series in the event of voluntary or involuntary dissolution of the Corporation and the rights of priority of that series relative to the Common Stock and any other series of Preferred Stock on the distribution of assets on dissolution; and

                  (7) Any other rights, preferences and limitations of that series that are permitted by law.

                                    ARTICLE V

         No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for conduct as a director, provided that this Article shall not eliminate the liability of a director for any act or omission for which such elimination of liability is not permitted under the Law. No amendment to the Law that further limits the acts or omissions for which elimination of liability is permitted shall affect the liability of a director for any act or omission which occurs prior to the effective date of the amendment. Any repeal or modification of this Article V shall be prospective and shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

                                   ARTICLE VI

         The Corporation shall indemnify any current or former director or officer and may indemnify any current or former employee or agent of the Corporation to the fullest extent not prohibited by law, who is made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative or other (including an action, suit or proceeding by or in the right of the Corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974 with respect to any employee benefit plan of the Corporation, or serves or served at the request of the Corporation as a director, officer, employee or agent, or as a fiduciary of an employee benefit plan, of another corporation, partnership, joint venture, trust or other enterprise, if he acted in good faith and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Corporation shall pay for or reimburse the reasonable expenses incurred by any such current or former director or officer and may pay for or reimburse the reasonable expenses incurred by any such current or former employee or agent, in any such proceeding in advance of the final disposition of the proceeding upon receipt of an undertaking by the person to repay all amounts advanced if it should ultimately be determined that the person is not entitled to be indemnified under this Article VI or otherwise. No amendment to this Article that limits the Corporation's obligation to indemnify any person shall have any effect on such obligation for any act or omission that occurs prior to the later of the effective date of the amendment or the date notice of the amendment is given to the person. This Article shall not be deemed exclusive of any other provisions for indemnification or advancement of expenses of directors, officers, employees, agents and fiduciaries that may be included in any statute, bylaw, agreement, general or specific action of the Board, vote of shareholders or other document or arrangement.

                                   ARTICLE VII

         Elections of directors need not be by written ballot except and to the extent provided in the Bylaws of the Corporation.

                                  ARTICLE VIII

         The Corporation is to have a perpetual existence.

                                   ARTICLE IX

         The Corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate of Incorporation and/or any provision contained in any amendment to or restatement of this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

                                    ARTICLE X

         No holder of shares of stock of the Corporation shall have any preemptive or other right, except as such rights are expressly provided by contract, to purchase or subscribe for or receive any shares of any class, or series thereof, of stock of the Corporation, whether now or hereafter authorized, or any warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any share of any class, or series thereof, of stock; but such additional shares of stock and such warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock may be issued or disposed of by the Board to such persons, and on such terms and for such lawful consideration as in its discretion it shall deem advisable or as the Corporation shall have by contract agreed.

                                   ARTICLE XI

         The Board may from time to time make, amend, supplement or repeal the Bylaws by the requisite affirmative vote of directors as set forth in the Bylaws; provided, however, that the stockholders may change or repeal any bylaw adopted by the Board by the requisite affirmative vote of stockholders as set forth in the Bylaws; and, provided further, that no amendment or supplement to the Bylaws adopted by the Board shall vary or conflict with any amendment or supplement thus adopted by the stockholders.

                                   ARTICLE XII

         All actions of the stockholders shall be taken at an annual or special meeting of the stockholders called in the manner set forth in the Bylaws. No action shall be taken by the stockholders by written consent.


         IN WITNESS WHEREOF, this Restated Certificate of Incorporation, which restates and integrates and does further amend the provisions of the corporation's Certificate of Incorporation and having been duly adopted by the board of directors and the stockholders of the corporation in accordance with the provisions of Sections 242 and 245 of the General Corporation Laws of the State of Delaware, has been executed this _____ day of August, 2000, by David L. Reese, its authorized officer.

                                                        ________________________
                                                        David L. Reese
                                                        Secretary

                                    EXHIBIT C

                                    RESTATED

                                     BYLAWS

                                       OF

                               SVI SOLUTIONS, INC.
                             A DELAWARE CORPORATION


                                    ARTICLE I

                                     OFFICES
                                     -------

         Section 1. OFFICES. The principal office of the corporation shall be located 12707 High Bluff Drive, Suite 335, San Diego California, County of San Diego. The name of its registered agent is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware, County of New Castle. The corporation may have such other offices, either within or outside Delaware, as the board of directors may designate or as the business of the corporation may require from time to time.

         Section 2. REGISTERED OFFICE AND AGENT. The registered office of the corporation required by the General Corporation Law of the State of Delaware to be maintained in Delaware may be, but need not be, identical with the principal office if in Delaware. The registered agent or the address of the registered office, or both, may be changed from time to time by the board of directors.

                                   ARTICLE II

                                  STOCKHOLDERS
                                  ------------

         Section 1.  ANNUAL MEETING.

         (a) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the board of directors. Nominations of persons for election to the board of directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders:
(i) pursuant to the corporation's notice of meeting of stockholders; (ii) by or at the direction of the board of directors; or (iii) by any stockholder of the corporation who was a stockholder of record at the time of giving of notice provided for in the following paragraph, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 1.

         (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Article II, Section 1(a) of these bylaws, (i) the stockholder must have given timely notice thereof in writing to the secretary of the corporation, (ii) such other business must be a proper matter for stockholder action under the General Corporation Law of Delaware,
(iii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the corporation with a Solicitation Notice (as defined in this Section 1(b)), such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the corporation's voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the corporation's voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice, and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 1. To be timely, a stockholder's notice shall be delivered to the secretary at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner, (ii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and
(iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the corporation's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent, a "Solicitation Notice").

         (c) Notwithstanding anything in the second sentence of Article II,
Section 1(b) of these bylaws to the contrary, in the event that the number of directors to be elected to the board of directors of the corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased board of directors made by the corporation at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this
Section 1 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

         (d) Only such persons who are nominated in accordance with the procedures set forth in this Section 1 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these bylaws and, if any proposed nomination or business is not in compliance with these bylaws, to declare that such defective proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

         (e) Notwithstanding the foregoing provisions of this Section 1, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Nothing in these bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation proxy statement pursuant to Rule 14a-8 under the 1934 Act.

         (f) For purposes of this Section 1, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

         Section 2.  SPECIAL MEETINGS.

         (a) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman, (ii) the Chief Executive Officer, or (iii) the board of directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the board of directors for adoption).

         (b) If a special meeting is properly called by any person or persons other than the board of directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman, the Chief Executive Officer, or the secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The board of directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Article II, Section 4 of these bylaws. If the notice is not given within one hundred
(100) days after the receipt of the request, the person or persons properly requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

         (c) Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of meeting (i) by or at the direction of the board of directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of giving notice provided for in these bylaws who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2(c). In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the board of directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation's notice of meeting, if the stockholder's notice required by Article II, Section 1(b) of these bylaws shall be delivered to the secretary at the principal executive offices of the corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

         Section 3. PLACE OF MEETING. The board of directors may designate any place as the place for any annual meeting or for any special meeting called by the board of directors. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place as the place for such meeting. If no designation is made, or if a special meeting shall be called otherwise than by the board, the place of meeting shall be the principal business office of the corporation.

         Section 4. NOTICE OF MEETING. Written or printed notice stating the place, day and hour of the meeting, and, in case of a special meeting or as otherwise required by the General Corporation Law of Delaware, the purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, private carrier, telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication, by or at the direction of the president, the secretary or the officer or persons calling the meeting, to each stockholder of record entitled to vote at such meeting, except to the extent that a longer notice period is required by the General Corporation Law of Delaware. If mailed and in comprehensible form, such notice shall be deemed to be given and effective when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid. If notice is given other than by mail, and provided that such notice is in comprehensible form, the notice is given and effective on the date received by the stockholder. If requested by the person or persons lawfully calling such meeting, the secretary shall give notice thereof at corporate expense. No notice need be sent to any stockholder of record if three successive letters mailed to the last known address of such stockholder have been returned as undeliverable until such time as another address for such stockholder is made known to the corporation. In order to be entitled to receive notice of any meeting, a stockholder shall advise the corporation in writing of any change in such stockholder's mailing address as shown on the corporation's books and records.

         Section 5. WAIVER OF NOTICE. Whenever any notice is required to be given to any stockholder of the corporation, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. The attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except where a stockholder attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

         Section 6. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. For the purpose of determining stockholders entitled to (i) notice of or vote at any meeting of stockholders or any adjournment thereof, (ii) receive distributions or share dividends, or (iii) exercise any rights of a stockholder pursuant to these bylaws, or to make a determination of stockholders for any other proper purpose, the board of directors may fix a future date as the record date for any such determination of stockholders, such date in any case to be not more than sixty days, and, in case of a meeting of stockholders, not less than ten days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. If no record date is fixed by the directors, the record date shall be the date on which notice of the meeting is given to stockholders, or the date on which the resolution of the board of directors providing for a distribution is adopted, as the case may be. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof unless the board of directors fixes a new record date.

         Notwithstanding the above, the record date for determining the stockholders entitled to take action without a meeting or entitled to be given notice of action so taken shall be the date a writing upon which the action is taken is first received by the corporation.

         Section 7. STOCKHOLDERS' LISTS. The officer or agent having charge of the stock transfer books for shares of the corporation shall make, at least ten days before each meeting of stockholders, a complete list of the stockholders entitled to be given notice of such meeting, or any adjournment thereof, arranged by voting groups and within each voting group by class of series of shares, in alphabetical order within each class or series, with the address of and the number of shares of each class or series held by each stockholder. The stockholders' list shall be available for inspection by any stockholder, beginning the earlier of ten days before the meeting for which the list was prepared and continuing through the meeting, and any adjournment thereof, at the principal office of the corporation, whether within or outside Delaware, at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder or his agent or attorney during the whole time of the meeting or any adjournment thereof. The original stock transfer books shall be prima facie evidence as to who are the stockholders entitled to examine such list or transfer books or to vote at any meeting of stockholders.

         Section 8. CHAIRMAN OF MEETINGS. The president shall call meetings of stockholders to order and act as chairman of such meetings. In the absence of the president, an appropriate officer may call the meeting to order and a chairman shall be elected. In the absence of the secretary and any assistant secretary of the corporation, any person appointed by the chairman shall act as secretary of such meetings.

         Section 9. QUORUM AND ADJOURNMENT. One-third of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If less than one-third of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice, for a period not to exceed thirty days for any one adjournment. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, unless the meeting is adjourned and a new record date is set for the adjourned meeting.

         Section 10. MAJORITY VOTE. If a quorum exists, action on a matter is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless a greater number of affirmative votes is required by law, the Certificate of Incorporation or these bylaws.

         Section 11. PROXIES. At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or his duly authorized attorney in fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after three years from the date of its execution, unless otherwise provided in the proxy.

         Section 12. VOTING OF SHARES. Unless otherwise provided in the Certificate of Incorporation, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Certificate of Incorporation as permitted by the Delaware General Corporation Law. Cumulative voting shall not be allowed.

         Section 13.  VOTING OF SHARES BY CERTAIN HOLDERS.

         (d) Persons other than the corporation holding stock in a fiduciary capacity shall be entitled to vote the shares so held. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the corporation he or she has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his or her proxy, may represent such stock and vote thereon.

         (e) If shares or other securities having voting power stand of record in the names of two or more persons, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

                  (1) If only one votes, the act of such person binds all;

                  (2) If more than one vote, the act of the majority so voting binds all;

                  (3) If more than one vote and if the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Court of Chancery of the State of Delaware or such other court as may have jurisdiction to appoint an additional person to act with the person so voting the shares, which shall then be voted as determined by a majority of such persons and the person appointed by the court. If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this subsection shall be a majority or even split in interest.

                                   ARTICLE III

                               BOARD OF DIRECTORS
                               ------------------

         Section 1. GENERAL POWERS. The business and affairs of the corporation shall be managed by its board of directors, except as otherwise provided in the Delaware General Corporation Law or the Certificate of Incorporation.

         Section 2. NUMBER, TENURE AND QUALIFICATIONS. The number of directors of the corporation shall be not less than five (5) nor more than eight (8), with the exact number of directors to be fixed by the board of directors by resolution from time to time. Directors shall be elected at each annual meeting of stockholders. Each director shall hold office until his successor shall have been elected and qualified. Directors need not be residents of Delaware or stockholders of the corporation. Directors shall be removable in the manner provided by the statutes of Delaware.

         Section 3. VACANCIES. Except as otherwise provided by law, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors, or by a sole remaining director. Any such directorship not so filled by the directors shall be filled by election at the next annual meeting of stockholders or at a special meeting of stockholders called for that purpose.

         Section 4. REGULAR MEETINGS. A regular meeting of the board of directors shall be held without other notice than this bylaw immediately after and at the same place as the annual meeting of stockholders. The board of directors may provide by resolution the time and place for the holding of additional regular meetings without other notice than such resolution.

         Section 5. SPECIAL MEETINGS. Special meetings of the board of directors may be called by or at the request of the president or any two directors. The person or persons authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors called by them.

         Section 6. NOTICE. Notice of any special meeting shall be given at least two days previously thereto by written notice either delivered personally or mailed to each director at his business address, or by notice transmitted by telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication. If mailed, such notice shall be deemed to be delivered three days after such notice is deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. If notice be given by telex, electronically transmitted facsimile or similar form of wire or wireless communication, such notice shall be deemed to be given and to be effective when sent. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

         Section 7. WAIVER OF NOTICE. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting unless at the beginning of the meeting, or promptly upon his later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting.

         Section 8. QUORUM. A majority of the number of directors fixed by
Section 2 of this Article II, or such lesser number of directors as shall then be in office, shall constitute a quorum for the transaction of business at any meeting of the board of directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

         Section 9. MANNER OF ACTING. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless a different number is provided by law, the Certificate of Incorporation or these bylaws.

         Section 10. COMPENSATION. By resolution of the board of directors, any director may be paid any one or more of the following: his expenses, if any, of attendance at meetings; a fixed sum for attendance at each meeting; a stated salary as director; or such other compensation as the corporation and the director may reasonably agree upon. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

         Section 11. PRESUMPTION OF ASSENT. A director of the corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless
(i) the director objects at the beginning of the meeting, or promptly upon his arrival, to the holding of the meeting or the transaction of business at the meeting and does not thereafter vote for or assent to any action taken at the meeting, (ii) the director contemporaneously requests that his or her dissent or abstention as to any specific action taken be entered in the minutes of the meeting or (iii) the director shall cause written notice of his or her dissent or abstention as to any specific action to be received by the presiding officer of the meeting or by the corporation promptly after adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

         Section 12. TRANSACTIONS WITH DIRECTORS.

         (a) Any contract or other transaction or determination between the corporation and one or more of its directors, or between the corporation and another party in which one or more of its directors are interested, shall be valid notwithstanding the relationship or interest or the presence or participation of such director or directors in a meeting of the board of directors or a committee thereof which acts upon or in reference to such contract, transaction or determination, if:

                  (1) The material facts as to such relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or committee and it authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or

                  (2) The material facts as to such relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

                  (3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof or the stockholders.

         (b) None of the provisions of this section shall invalidate any contract, transaction or determination which would otherwise be valid under applicable law.

         Section 13. RESIGNATION. Any director may resign at any time by giving written notice to the president or to the secretary of the corporation. Such resignation shall take effect at the time the notice is received by the corporation unless the notice specifies a later effective date; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 14. REMOVAL. The stockholders may, at a meeting called for the express purpose of removing directors, by a majority vote of the shares entitled to vote at an election of directors, remove the entire board of directors or any lesser number, with or without cause.

         Section 15. INFORMAL ACTION BY DIRECTORS. Any action required or permitted to be taken at a meeting of the directors or any committee designated by the board may be taken without a meeting if a consent (or counterparts thereof) in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof. Such consent shall have the same force and effect as a unanimous vote of the directors and shall be filed with the minutes of the corporation. Unless the consent specifies a different effective date, action taken under this Section is effective at the time the last director signs a writing describing the action taken, unless before such time any director has revoked his consent by a writing signed by the director and received by the president or secretary of the corporation.

         Section 16. TELEPHONIC MEETINGS. Members of the board of directors or any committee designated by the board may participate in a meeting of the board of directors or committee by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear one another at the same time. Such participation shall constitute presence in person at the meeting.

                                   ARTICLE IV

                                   COMMITTEES
                                   ----------

         Section 1. DESIGNATION. The Board of Directors may designate from among its members an executive committee and/or one or more other committees, each consisting of one or more directors. The designation of a committee, and the delegation of authority to it, shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law. No member of any committee shall continue to be a member thereof after ceasing to be a director of the corporation. The Board of Directors shall have the power at any time to increase or decrease the number of members of any committee, to fill vacancies thereon, to change any member thereof and to change the functions or terminate the existence thereof.

         Section 2. POWERS. Any such committee, to the extent provided by resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation; adopting an agreement of merger or consolidation; recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets; recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution; or amending the Bylaws of the corporation; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger with respect to the merger into the corporation of a subsidiary of which at least 90 percent of the outstanding shares of each class are owned by the corporation.

         Section 3.  PROCEDURES; MEETINGS; QUORUM.

         (h) The Board of Directors shall appoint Chairman and the committee shall appoint a secretary who may, but need not, be a member of the committee. The chairman shall preside at all committee meetings and the secretary of the committee shall keep a record of its acts and proceedings.

         (i) Regular meetings of a committee, of which no notice shall be necessary, shall be held on such days and at such places as shall be fixed by resolution adopted by the committee. Special meetings of a committee shall be called at the request of the Chairman or the President or of any member of the committee, and shall be held upon such notice as is required by these Bylaws for special meetings of the Board of Directors, provided that notice by word of mouth or telephone shall be sufficient if received in the city where the meeting is to be held not later than the day immediately preceding the day of the meeting. A waiver of notice of a meeting, signed by the person or persons entitled to such notice, whether before or after the event stated therein, shall be deemed equivalent to the giving of such notice.

         (j) Attendance of any member of a committee at a meeting shall constitute a waiver of notice of the meeting. A majority of a committee, from time to time, shall be necessary to constitute a quorum for the transaction of any business, and the act of a majority of the members present at a meeting at which a quorum is present shall be the act of the committee. Members of a committee may hold a meeting of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at the meeting.

         (k) Any action which may be taken at a meeting of a committee may be taken without a meeting if a consent in writing setting forth the actions so taken shall be signed by all members of the committee entitled to vote with respect to the subject matter thereof. The consent shall have the same effect as a unanimous vote of the committee.

         (l) The Board of Directors may vote to the members of any committee a reasonable fee as compensation for attendance at meetings of the committee.


                                    ARTICLE V

                               OFFICERS AND AGENTS
                               -------------------

         Section 1. GENERAL. The officers of the corporation shall be a chairman, chief executive officer, president, one or more vice presidents, a secretary and a chief financial officer. The board of directors may appoint such other officers, assistant officers, committees and agents, including a chairman of the board, assistant secretaries and assistant treasurers, as they may consider necessary, who shall be chosen in such manner and hold their offices for such terms and have such authority and duties as from time to time may be determined by the board of directors. The salaries of all the officers of the corporation shall be fixed by the board of directors. One person may hold two or more offices. In all cases where the duties of any officer, agent or employee are not prescribed by the bylaws or by the board of directors, such officer, agent or employee shall follow the orders and instructions of the president.

         Section 2. ELECTION AND TERM OF OFFICE. The officers of the corporation shall be elected by the board of directors annually at the first meeting of the board held after each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until the first of the following to occur: until his successor shall have been duly elected and shall have qualified; or until his death; or until he shall resign; or until he shall have been removed in the manner hereinafter provided.

         Section 3. REMOVAL. Any officer or agent may be removed by the board of directors or by the executive committee whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not in itself create contract rights.

         Section 4. RESIGNATION. Any officer may resign at any time by giving written notice thereof to the corporation. Such resignation is effective when the notice is received by the corporation unless the notice specifies a later effective date. Unless otherwise stated in the notice, no acceptance of the resignation shall be necessary to render such resignation effective.

         Section 5. VACANCIES. A vacancy in any office, however occurring, may be filled by the board of directors for the unexpired portion of the term.

         Section 6. CHAIRMAN. The Chairman, if any, shall preside at all meetings of the board of directors and of the stockholders at which he or she shall be present. He or she shall have and may exercise such powers as are, from time to time, assigned to him or her by the board of directors and as may be provided by law.

         Section 7. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the corporation shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a Chairman at all meetings of the board of directors. He or she shall have the general powers and duties of management usually vested in the Chief Executive Officer of a corporation, including general supervision, direction and control of the business and supervision of other officers of the corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these By-laws. The Chief Executive Officer shall, without limitation, have the authority to execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

         Section 8. PRESIDENT. Subject to such supervisory powers as may be given by these By-laws or the Board of Directors to the Chairman of the Board or the Chief Executive Officer, if there be such officers, the President shall have general supervision, direction and control of the business and supervision of other officers of the corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these By-laws. In the event a Chief Executive Officer shall not be appointed, the President shall have the duties of such office.

         Section 9. VICE PRESIDENTS. The vice presidents shall assist the president and shall perform such duties as may be assigned to them by the president or by the board of directors. In the absence of the president, the vice president, if any (or, if there be more than one, the vice presidents in the order designated by the board of directors, or if the board makes no such designation, then the vice president designated by the president, or if neither the board nor the president makes any such designation, the senior vice president as determined by first election to that office), shall have the powers and perform the duties of the president.

         Section 10. SECRETARY. The secretary shall: (a) keep the minutes of the proceedings of the stockholders, executive committee and the board of directors;
(b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and affix the seal to all documents when authorized by the board of directors; (d) keep at its registered office or principal place of business within or outside Delaware a record containing the names and addresses of all stockholders and the number and class of shares held by each, unless such a record shall be kept at the office of the corporation's transfer agent or registrar; (e) sign with the president, or a vice president, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the board of directors; (f) have general charge of the stock transfer books of the corporation, unless the corporation has a transfer agent; and (g) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the secretary.

         Section 11. CHIEF FINANCIAL OFFICER. The chief financial officer shall be the principal financial officer of the corporation, shall have the care and custody of all funds, securities, evidences of indebtedness and other personal property of the corporation and shall deposit the same in accordance with the instructions of the board of directors. He shall receive and give receipts and acquittances for money paid in on account of the corporation, and shall pay out of the funds on hand all bills, payrolls and other just debts of the corporation of whatever nature upon maturity. He shall perform all other duties incident to the office of the chief financial officer and, upon request of the board, shall make such reports to it as may be required at any time. He shall, if required by the board, give the corporation a bond in such sums and with such sureties as shall be satisfactory to the board, conditioned upon the faithful performance of his duties and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation. He shall have such other powers and perform such other duties as may from time to time be prescribed by the board of directors or the president. The assistant treasurers, if any, shall have the same powers and duties, subject to the supervision of the chief financial officer.

         The chief financial officer shall also be the principal accounting officer of the corporation. He shall prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account, prepare and file all local, state and federal tax returns, prescribe and maintain an adequate system of internal audit and prepare and furnish to the president and the board of directors statements of account showing the financial position of the company and the results of its operations.

         Section 12. ABSENCE OR DISABILITY OF OFFICERS. In the case of the absence or disability of any officer of the corporation and of any person hereby authorized to act in such officer's place during such officer's absence or disability, the Board of Directors may delegate the powers and duties of such officer to any officer or to any director, or to any other person who it may select.

                                   ARTICLE VI

                           STOCK AND TRANSFER THEREOF
                           --------------------------

         Section 1.  CERTIFICATES.

         (b) The board of directors shall be authorized to issue any of its classes of shares with or without certificates. The fact that the shares are not represented by certificates shall have no effect on the rights and obligations of stockholders.

         (c) If the shares are represented by certificates, such certificates shall be consecutively numbered and signed, either manually or by facsimile, in the name of the corporation by one or more persons designated by the board of directors. Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any, a conspicuous notice of restrictions upon transfer or registration of transfer, if any, a statement as to any applicable voting trust agreement; and, if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

         (d) In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issue. Certificates of stock shall be in such form consistent with law as shall be prescribed by the board of directors.

         (e) If shares are not represented by certificates, within a reasonable time following the issue or transfer of such shares, the corporation shall send the stockholder a complete written statement of all information required to be provided to holders of uncertificated shares by the Delaware General Corporation Law.

         Section 2. CONSIDERATION FOR SHARES. Shares shall be issued for such consideration, expressed in dollars as shall be fixed from time to time by the board of directors. Such consideration may consist in whole or in part of money, other property, tangible or intangible, negotiable, recourse promissory notes secured by collateral other than the shares being purchased, or labor or services actually performed for the corporation. Future services shall not constitute payment or part payment for shares. The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

         Section 3. SPECIAL DESIGNATION ON CERTIFICATES. If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in
Section 202 of the General Corporation Law of Delaware (relating to transfers of stock, stock certificates and undercertificated stock), in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         Section 4. LOST CERTIFICATES. Except as provided in this Section 4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

         Section 5. TRANSFER OF SHARES. Upon surrender to the corporation or to a transfer agent of the corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and such documentary stamps as may be required by law and evidence of compliance with applicable securities laws and other restrictions, the corporation shall issue a new certificate to the person entitled thereto and cancel the old certificate. Every such transfer of stock shall be entered on the stock book of the corporation which shall be kept at its principal office or by its registrar duly appointed.

         Section 6. REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

         Section 7. TRANSFER AGENT, REGISTRARS AND PAYING AGENTS. The board may at its discretion appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the corporation. Such agents and registrars may be located either within or outside Delaware. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

                                   ARTICLE VII

                       INDEMNIFICATION OF CERTAIN PERSONS
                       ----------------------------------

         Section 1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation, if he acted in good faith and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. For purposes of this Section 1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

         The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the board of directors of the corporation.

         Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

         Section 2. INDEMNIFICATION OF OTHERS. The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation,
(ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

         Section 3. PAYMENT OF EXPENSES IN ADVANCE. The corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this Article VII in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director or officer is not entitled to be indemnified under this Article VII or otherwise.

         Section 4. INDEMNITY NOT EXCLUSIVE. The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's Certificate of Incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

         Section 5. INSURANCE INDEMNIFICATION. By action of the board of directors, notwithstanding any interest of the directors in the action, the corporation may purchase and maintain insurance, in such amounts as the board of directors deems appropriate, on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the corporation or who is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of Delaware or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  -------------

         Section 1. WAIVERS OF NOTICE. Whenever notice is required by law, by the Articles of Certificate or by these bylaws, a waiver thereof in writing signed by the director, stockholder or other person entitled to said notice, whether before or after the time stated therein, or his appearance at such meeting in person or (in the case of a stockholders' meeting) by proxy, shall be equivalent to such notice.

         Section 2. SEAL. The corporate seal of the corporation shall be circular in form and shall contain the name of the corporation and the words "Seal, Delaware."

         Section 3. FISCAL YEAR. The fiscal year of the corporation shall be as established by the board of directors.

         Section 4. AMENDMENTS. The board of directors shall have power, to the maximum extent permitted by the Delaware General Corporation Law, to make, amend and repeal the bylaws of the corporation at any regular or special meeting of the board unless the stockholders, in making, amending or repealing a particular bylaw, expressly provide that the directors may not amend or repeal such bylaw. The stockholders shall also have the power to make, amend or repeal the bylaws of the corporation at any annual meeting or any special meeting called for that purpose.


                                                      _________________________
                                                      David L. Reese, Secretary

                                     ANNEX A

                               SVI Holdings, Inc.
                            1998 INCENTIVE STOCK PLAN
                         AMENDED AS OF AUGUST ___, 2000

         1.       PURPOSES.
                  ---------

                  (a) The purpose of this 1998 Incentive Stock Plan is to provide a means by which Employees, Directors and Consultants of the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the common stock of the Company through the granting of (i) incentive stock options, (ii) non-statutory stock options, (iii) stock bonuses, (iv) rights to purchase stock, and (v) stock appreciation rights.

                  (b) The Company, by means of this 1998 Incentive Stock Plan, seeks to retain the services of persons who are now Employees, Directors, or Consultants of the Company, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

                  (c) The Company intends that the Stock Awards issued under this Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6, including Incentive Stock Options and Non-statutory Stock Options, (ii) Stock bonuses or rights to purchase Stock granted pursuant to Section 7, or (iii) Stock appreciation rights granted pursuant to Section 8. All Options shall be separately designated Incentive Stock Options or Non-statutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

                  (d) This 1998 Incentive Stock Plan was adopted by the Board of Directors on October 5, 1998 and approved by the shareholders on November 2, 1998. The Board of Directors approved the amended Plan on August ___, 2000, and the stockholders approved the amendments to Section 4 submitted for shareholder approval on September 21, 2000.

         2.       DEFINITIONS.
                  -----------

                  (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

                  (b) "BOARD" means the Board of Directors of the Company.

                  (c) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

                  (e) "COMPANY" means: SVI Holdings, Inc. a Nevada corporation.

                  (f) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(ii) of the Plan.

                  (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render services and who is compensated for such services; provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

                  (h) "CONTINUOUS STATUS OF EMPLOYEE, DIRECTOR OR CONSULTANT" means the employment or relationship as a Director or Consultant is not interrupted or terminated by the Company or any Affiliate. The Board in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave. For purposes of Incentive Stock Options and Stock Appreciation Rights appurtenant thereto, any such leave may not exceed ninety
(90) days, unless re-employment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Affiliates or its successor.

                  (i) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated Officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

                  (j) "DIRECTOR" means a member of the Company's Board of Directors.

                  (k) "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (l) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (n) "FAIR MARKET VALUE" means the average of the high and low sale prices per share of Stock on the American Stock Exchange, composite tape or other recognized market source, as determined by the Board, on the applicable date of reference hereunder, or if there is no sale on such date, the average high and low sale prices on the last previous day on which a sale is reported.

                  (o) "FAMILY MEMBER" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in- law, or sister-in-law, including adoptive relationships, any person sharing the Employee's or Consultant's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Employee or Consultant) control the management of assets, and any other entity in which these persons (or the Employee or Consultant) own more than fifty percent of the voting interests, including any changes as may be made from time to time to the definition of "Family Member" as promulgated by the Securities and Exchange Commission in connection with the general instructions for Form S-8 promulgated under the Securities Act of 1933, as amended, or any successor form.

                  (p) "INCENTIVE STOCK OPTION" means an Option granted pursuant to the Plan which is designated as an incentive stock option by the Board, and qualifies as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (q) "INDEPENDENT STOCK APPRECIATION RIGHT" means a right granted under subsection 8(b)(iii) of the Plan.

                  (r) "NON-EMPLOYEE DIRECTOR" means a Director of the Company who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a Consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933, as amended ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non- employee director" for purposes of Rule 16b-3.

                  (s) "NON-STATUTORY STOCK OPTION" means an Option granted pursuant to the Plan which is not an Incentive Stock Option.

                  (t) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (u) "OPTION" means an option to purchase Stock granted pursuant to the Plan.

                  (v) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (w) "OPTION PRICE" shall mean the price per share of Stock to be paid by the Optionee upon exercise of the Option and as set forth in the Option Agreement.

                  (x) "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding Option.

                  (y) "OUTSIDE DIRECTOR" means a Director of the Company who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

                  (z) "PARTICIPANT" means an Employee, Director or Consultant who receives a Stock Award.

                  (aa) "PLAN" means this 1998 Incentive Stock Plan, as may be amended from time to time.

                  (bb) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                  (cc) "STOCK" shall mean the $0.0001 par value common stock of the Company.

                  (dd) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 of the Plan.

                  (ee) "STOCK AWARD" means any right granted under the Plan, including any Option, any Stock Bonus, any Stock Purchase Right, and any Stock Appreciation Right.

                  (ff) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Stock Award grant. The Stock Award Agreement is subject to the terms and conditions of the Plan.

                  (gg) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted under subsection 8(b)(i) of the Plan.

         3.       ADMINISTRATION.
                  ---------------

                  (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee or Committees, as provided in subsection 3(c).

                  (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                           (1) To determine from time to time which of the
persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Non-statutory Stock Option, a Stock Bonus, a Stock Purchase Right, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Stock pursuant to a Stock Award, whether a person shall be permitted to receive Stock upon exercise of an Independent Stock Appreciation Right; and, subject to subsection 4(d), the number of shares with respect to which Stock Awards shall be granted to each such person.

                           (2) To construe and interpret the Plan and Stock
Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                           (3) To amend the Plan as provided in Section 14.

                           (4) Generally, to exercise such powers and to perform
such acts as the Board deems necessary or expedient to promote the best interests of the Company.

                  (c) The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. A Committee may consist solely of two (2) or more Outside Directors, and/or solely of two or more Non- Employee Directors. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one (1) or more members of the Board who are not Outside Directors, the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one (1) or more members of the Board who are not Non- Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

         4.       SHARES SUBJECT TO THE PLAN.
                  ---------------------------

                  (a) Subject to the provisions of Section 13 relating to adjustments upon changes in Stock, the Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate four million (4,000,000) shares. The number of shares available shall be adjusted as provided in Section 13. Stock issued under any other stock option plan of the Company shall not be counted against the maximum number of shares that can be issued under the Plan. If any Stock Award shall for any reason expire or otherwise terminate without having been exercised in full, the Stock not purchased under such Stock Award shall again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

                  (b) The Stock subject to the Plan may be unissued shares or reacquired shares.

                  (c) The number of shares of Stock available for issuance under the Plan shall automatically increase on the first trading day in each fiscal year during the term of the Plan, beginning with the fiscal year ending March 31, 2001, by an amount equal to the least of (i) 2% of the total number of shares of Stock outstanding on the last trading day of the immediately preceding fiscal year; (ii) 600,000 shares of Stock; or (iii) an amount determined by the Board.

                  (d) No one person participating in the Plan may receive Stock Awards for more than 500,000 shares of Stock in the aggregate per calendar year.

         5.       ELIGIBILITY.
                  ------------

                  (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

                  (b) A Director or Officer shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director or Officer as a person to whom Stock Awards may be granted, or in the determination of the number of shares which may be covered by Stock Awards granted to the Director or Officer: (i) the Board has approved the grant of the Stock Awards; (ii) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of two or more Non-Employee Directors; or (iii) the grant otherwise complies with the requirements of Rule 16b-3.

                  (c) No person shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to Code
Section 424(d)) Stock possessing more than ten (10%) percent of the total combined voting power of all classes of capital stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten (110%) percent of the Fair Market Value of the Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the grant date.

         6.       OPTION PROVISIONS.
                  ------------------

         Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions of the Plan by reference in the Option or otherwise) the substance of each of the following provisions:

                  (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted; provided that an Option granted to a person possessing ten (10%) percent or more of the combined voting power of all classes of capital stock of the Company or its Affiliates shall have a term not exceeding five (5) years.

                  (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted. The exercise price of each Non-statutory Stock Option shall be not less than eighty-five (85%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted. Despite the previous two sentences, the purchase price for Options granted to a person who possesses more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or its Affiliates shall be at least one hundred ten percent (110%) of the Fair Market Value of the Stock at the date of grant.

                  (c) CONSIDERATION. The Option Price of Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (1) in cash at the time the Option is exercised, or (2) at the discretion of the Board, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other Stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Stock of the Company valued at Fair Market Value as provided herein) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) an agreement with the Company whereby a portion of the Optionee's Options are terminated, and where the Built in Gain on any Options which are terminated as part of the agreement equals the aggregate Option Price of the Option being exercised.

The Board may permit deemed or constructive transfer of shares in lieu of actual transfer and physical delivery of certificates. Except to the extent prohibited by applicable law, the Board may take any necessary or appropriate steps in order to facilitate the payment of the Option Price. The Board, in its sole and exclusive discretion, may require satisfaction of any rules or conditions in connection with paying the Option Price at any particular time, in any particular form, or with the Company's assistance.

In the event the Board determines in its sole discretion to provide an Optionee with a deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Internal Revenue Code of 1986, of any amounts other than amounts stated to be interest under the deferred payment arrangement. "Built in Gain" means the excess of the aggregate Fair Market Value of Stock subject to an Option otherwise issuable on exercise of a terminated Option over the aggregate Option Price otherwise due the Company on such exercise. If Stock used to pay any Option Price is subject to any prior restrictions imposed in connection with any stock option or stock purchase plan or agreement of the Company (including this Plan), an equal number of the shares of Stock acquired on exercise shall be made subject to such prior restrictions in addition to any further restrictions imposed on the Stock by the terms of the particular Agreement or by the Plan.

                  (d) TRANSFERABILITY. To the extent required by Code Section 422, Options, (or the rights of Optionees pursuant to the Agreement), shall not be transferable in any manner, whether voluntary or involuntary, except by will or the law of descent and distribution. A Non-Qualified Stock Option may be transferred: (i) by gift to a Family Member; (ii) under a domestic relations order in settlement of marital property rights; and (iii) to any entity in which more than fifty percent of the voting interests are owned by Family Members (or the Employee or Consultant) in exchange for an interest in that entity. An attempted non-permitted transfer shall be void and shall immediately terminate the Option.

                  (e) VESTING. The total number of shares of Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The vesting provisions of individual Options may vary but in each case will provide for vesting of at least twenty percent (20%) of the total number of shares subject to the Option per year. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

                  (f) SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, to give written assurances satisfactory to the Company, if any, that are necessary to ensure compliance with federal securities laws. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

                  (g) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. If an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than "for cause", or upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Board (which period shall not be less than three (3) months from the date of such termination), and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to the Plan. If an Optionee's Continuous Status as an Employee, Director or Consultant terminates "for cause", the right to exercise the Option shall immediately cease.

                  (h) DISABILITY OF OPTIONEE. If an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within such period of time as is determined by the Board (which period from the date of such termination shall not be less than one (1) year, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by the Option shall revert to the Plan.

                  (i) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within such period as is determined by the Board (which period shall not be less than twelve (12) months following the date of death) by the personal representative of the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, and only to the extent the Optionee was entitled to exercise the Option at the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

                  (j) WITHHOLDING. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment;
(2) authorizing the Company to withhold shares from the shares of the Stock otherwise issuable to the Optionee as a result of the exercise of the Option; or
(3) delivering to the Company unencumbered shares of Stock owned by Optionee.

         7.       TERMS OF STOCK BONUSES AND STOCK PURCHASES.
                  ------------------------------------------

         Each Stock Bonus or Stock Purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Bonus or Stock Purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each Stock Bonus or Stock Purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

                  (a) PURCHASE PRICE. The purchase price under each Stock Purchase agreement shall be such amount as the Board shall determine and designate in such agreement (which purchase price shall in any event be not less than eighty-five (85%) percent of the Fair Market Value of the Stock on the date such award is made), provided that the purchase price shall be one hundred (100%) percent of the Fair Market Value of the Stock on the date the award is made, in the case of any person who owns Stock possessing more than ten (10%) percent of the total combined voting power of all classes of capital stock of the Company or its Affiliates.

                  (b) TRANSFERABILITY. Rights under a Stock Bonus or Stock Purchase agreement shall not be transferable in any manner, whether voluntary or involuntary, except by will or the law of descent and distribution. Rights under a Stock Bonus or Stock Purchase agreement may be transferred: (i) by gift to a Family Member; (ii) under a domestic relations order in settlement of marital property rights; and (iii) to any entity in which more than fifty percent of the voting interests are owned by Family Members (or the Employee or Consultant) in exchange for an interest in that entity. An attempted non-permitted transfer shall be void and shall immediately terminate the rights.

                  (c) CONSIDERATION. The purchase price of Stock acquired pursuant to a Stock Purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other arrangement with the person to whom the Stock is sold; or (iii) in any other form of legal consideration (including shares of previously owned Stock) that may be acceptable to the Board in its discretion.

                  (d) VESTING. Shares of Stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

                  (d) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Stock held by that person which have not vested as of the date of termination under the terms of the Stock bonus or Stock purchase agreement between the Company and such person.

         8.       STOCK APPRECIATION RIGHTS.
                  --------------------------

                  (a) The Board shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights to Employees, Directors or Consultants of the Company or its Affiliates under the Plan. Each such right shall entitle the holder to a distribution based on the appreciation in the Fair Market Value per share of a designated amount of Stock.

                  (b) three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

                           (i) TANDEM STOCK APPRECIATION RIGHTS. Tandem Rights
will be granted appurtenant to an Option and will require the holder to elect between the exercise of the underlying Option for shares of Stock and the surrender, in whole or in part, of the Option for an appreciation distribution equal to the excess of (A) the Fair Market Value (on the date of Option surrender) of vested shares of Stock purchasable under the surrendered Option over (B) the aggregate exercise price payable for those shares.

                           (ii) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent
Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of Stock subject to the underlying Option and will be exercised automatically at the same time the Option is exercised for those shares. The appreciation distribution to which the holder of such Concurrent Right shall be entitled upon exercise of the underlying Option shall be in an amount equal to the excess of (A) the aggregate Fair Market Value (at date of exercise) of the vested shares purchased under the underlying Option with such Concurrent Rights over (B) the aggregate exercise price paid for those shares.

                           (iii) INDEPENDENT STOCK APPRECIATION RIGHTS.
Independent Rights may be granted independently of any Option and will entitle the holder upon exercise to an appreciation distribution equal in amount to the excess of (A) the aggregate Fair Market Value (at the date of exercise) of a number of shares of Stock equal to the number of vested share equivalents exercised at such time (as described in subsection 8(c)(iii)(B)) over (B) the aggregate Fair Market Value of such number of shares of Stock at the date of grant.

                  (c) The terms and conditions applicable to each Tandem Right, Concurrent Right and Independent Right shall be as follows:

                           (i) TANDEM RIGHTS.

                               (A) Tandem Rights may be tied to either Incentive
Stock Options or Non-statutory Stock Options. Each Tandem Right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option to which it pertains. If Tandem Rights are granted appurtenant to an Incentive Stock Option, they shall satisfy any applicable Treasury Regulations so as not to disqualify the Option as an Incentive Stock Option under the Code.

                               (B) The appreciation distribution payable on the
exercised Tandem Right shall be in cash in an amount equal to the excess of (I) the Fair Market Value (on the date of the Option surrender) of the number of shares of Stock covered by that portion of the surrendered Option in which the Optionee is vested over (II) the aggregate exercise price payable for those vested shares.

                           (ii) CONCURRENT RIGHTS.

                               (A) Concurrent Rights may be tied to any or all
of the shares of Stock subject to any Incentive Stock Option or Non-statutory Stock Option grant made under the Plan. A Concurrent Right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains.

                               (B) A Concurrent Right shall be automatically
exercised at the same time the underlying Option is exercised with respect to the particular shares of Stock to which the Concurrent Right pertains.

                               (C) The appreciation distribution payable on an
exercised Concurrent Right shall be in cash in an amount equal to such portion as shall be determined by the Board at the time of the grant of the excess of
(I) the aggregate Fair Market Value (on the Exercise Date) of the vested shares of Stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (II) the aggregate exercise price paid for those shares.

                           (iii) INDEPENDENT RIGHTS.

                               (A) Independent Rights shall, except as
specifically set forth below, be subject to the same terms and conditions applicable to Non- statutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents.

                               (B) The appreciation distribution payable on the
exercised independent Right shall be in an amount equal to the excess of (I) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company Stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (II) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company Stock.

                               (C) The appreciation distribution payable on the
exercised Independent Right may be paid, in the discretion of the Board, in cash, in shares of Stock or in a combination of cash and Stock. Any shares of Stock so distributed shall be valued at Fair Market Value on the date the Independent Right is exercised.

                           (iv) TERMS APPLICABLE TO TANDEM RIGHTS, CONCURRENT
RIGHTS AND INDEPENDENT RIGHTS.

                               (A) To exercise any outstanding Tandem,
Concurrent or Independent Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the instrument evidencing the right.

                               (B) If a Tandem, Concurrent, or Independent Right
is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), then the instrument of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of the right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3.

                               (C) No limitation shall exist on the aggregate
amount of cash payments the Company may make under the Plan in connection with the exercise of Tandem, Concurrent or Independent Rights.

         9.       CANCELLATION AND RE-GRANT OPTIONS AND CANCELLATION AND
                  ------------------------------------------------------
RESCISSION OF AWARDS.
---------------------

                  (a) The Board shall have the authority to effect, at any time and from time to time, with the consent of the affected holders of Options and/or Stock Appreciation Rights, (i) the re-pricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of Stock, but having an exercise price per share not less than eighty-five (85%) percent of the Fair Market Value (one hundred (100%) percent of the Fair Market Value in the case of an Option or, in the case of a ten (10%) percent shareholder (as described in subsection 5(c)), not less than one hundred ten (110%) percent of the Fair Market Value) per share of Stock on the new grant date.

                  (b) Unless the Stock Award Agreement specifies otherwise, the Board may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Stock Award at any time if the Participant is not in compliance with all applicable provisions of the Stock Award Agreement and the Plan, or if the Participant engages in any "Detrimental Activity." For purposes of this subsection 9(b), "Detrimental Activity" shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company's business, without prior written authorization from the Company, of any confidential information or material, as defined in the Company's confidential information or similar agreement, relating to the business of the Company, acquired by the Participant either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company, pursuant to the Company's confidential information or similar agreement, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) activity that results in termination of the Participant's employment for cause; (v) a violation of any rules, policies, procedures or guidelines of the Company, including but not limited to the Company's business conduct or similar guidelines; (vi) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; (vii) the Participant being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company; or (viii) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company.

                  (c) In connection with subsection 9(b) herein, upon exercise, payment or delivery pursuant to a Stock Award, the Participant shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event a Participant engages in a Detrimental Activity prior to, or during the six months after, any exercise, payment or delivery pursuant to a Stock Award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

         10.      COVENANT OF THE COMPANY.
                  ------------------------

         During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Stock required to satisfy such Stock Awards up to the number of shares of Stock authorized under the Plan

         11.      USE OF PROCEEDS FROM STOCK.
                  ---------------------------

         Proceeds from the sale of Stock pursuant to Stock Awards shall constitute general funds of the Company.

         12.      MISCELLANEOUS.
                  --------------

                  (a) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

                  (b) Throughout the term of any Option granted pursuant to the Plan, the Company shall make available to the holder of such Option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the Option term, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the bylaws of the Company.

                  (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee, or the relationship as a Director or Consultant of any Director or Consultant with or without cause.

                  (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-statutory Stock Options.

         13.      ADJUSTMENTS UPON CHANGES IN STOCK.
                  ----------------------------------

                  (a) If any change is made in the Stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Stock Awards will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of Stock subject to outstanding Stock Awards.

                  (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation or (2) a reverse merger in which the Company is the surviving corporation but the shares of Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, at the sole discretion of the Board and to the extent permitted by applicable law:
(i) any surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Stock Awards, or to substitute similar awards for those outstanding under the Plan, the Stock Awards shall be terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any Stock Awards outstanding under the Plan shall terminate if not exercised prior to such event.

         14.      AMENDMENT OF THE PLAN.
                  ----------------------

                  (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in Stock, any amendments shall be approved by the shareholders of the Company where required by law.

                  (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance with the Code.

                  (c) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

         15.      TERMINATION OR SUSPENSION OF THE PLAN.
                  --------------------------------------

                  (a) The Plan shall terminate ten (10) years following its effective date. Despite the preceding sentence, the Board may suspend or terminate the Plan at any time. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

                  (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

         16.      EFFECTIVE DATE OF PLAN.
                  -----------------------

         The Plan shall become effective upon the later of the date it is first adopted by the Board or approved by the Company's shareholders.

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